                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-5754
                                                     --------

                     Colonial High Income Municipal Trust
              --------------------------------------------------
              (Exact name of registrant as specified in charter)

               One Financial Center, Boston, Massachusetts 02111
              --------------------------------------------------
              (Address of principal executive offices) (Zip code)

                         James R. Bordewick, Jr., Esq.
                       Columbia Management Advisors, LLC
                             One Financial Center
                               Boston, MA 02111
                      ----------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: 1-617-426-3750
                                                          --------------

                  Date of fiscal year end: November 30, 2006
                                           -----------------

                  Date of reporting period: November 30, 2006
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

[PHOTO]






  COLONIAL HIGH INCOME MUNICIPAL TRUST






  Annual Report
  November 30, 2006






[LOGO] NOT FDIC INSURED    May Lose Value
                           No Bank Guarantee

Economic Update - Colonial High Income Municipal Trust





The US economy grew at a solid but uneven pace during the 12-month period that began December 1, 2005 and ended November 30, 2006. Gross domestic product
(GDP) growth was robust in the first quarter of 2006, as businesses created jobs at a brisk pace, industrial production rose and both personal spending and personal income moved higher. However, a weak housing market began to weigh on the economy, and the manufacturing sector contracted late in the period--registering its first downturn since the spring of 2003. Against this backdrop, economic growth averaged 3.0% for the 12-month period.

Between December and June, the Federal Reserve Board (the Fed) raised a key short-term interest rate, the federal funds rate, five times--to 5.25%. But as economic growth slowed, the Fed turned cautious and declined to increase the federal funds rate after its June meeting. Inflation also retreated during the period, which lent further support to the Fed's decision. Investors reacted favorably to the prospect of stable or possibly even lower interest rates and both the stock and bond markets rallied in the second half of the period.

Solid returns from fixed income markets

Although yields moved higher early in the period, the US fixed income markets delivered respectable returns, as prices rose and yields declined in reaction to the Fed's mid-year decision to put further short-term rate increases on hold. The yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at 4.4%--slightly lower than where it started. High-yield bonds led the fixed income markets, reflecting investor confidence about the overall resilience of the economy despite its slower pace of growth.

The views expressed in the Economic Update and the Portfolio Manager's report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund. References to specific company securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Report - Colonial High Income Municipal Trust


                         Price per share
                         as of 11/30/06 ($)
                         Market price              6.62
                         Net asset value           6.73
                         1-year total return
                         as of 11/30/06 (%)*
                         Market price              9.63
                         Net asset value          10.58
                         Lipper High Yield
                           Municipal Debt Funds
                           Classification average 10.80

  Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-730-6001 for the trust's most recent performance. Total return based on net asset value reflects changes in the trust's net asset value during each period. Total return based on market value reflects changes in market value. These figures will differ depending on the level of any discount from or premium to net asset value during the period.

                        Distributions declared per
                        common share
                         12/01/05 - 11/30/06 ($)   0.40

  A portion of the trust's income may be subject to the alternative minimum tax. The trust may at times purchase tax-exempt securities at a discount from their original issue price. Some or all of this discount may be included in the trust's ordinary income, and any market discount is taxable when distributed.
For the 12-month period ended November 30, 2006, Colonial High Income Municipal Trust generated a total return of 9.63%, based on its market price. Changes in the market price of the trust's shares reflect investor demand and are not necessarily linked directly to changes in the trust's net asset value. The trust returned 10.58%, based on investment at net asset value, coming out modestly behind the 10.80% average return of the Lipper High Yield Municipal Debt Funds Classification./1/ The trust's performance also trailed the 10.90% average return generated by a customized peer group, consisting of nine leveraged closed-end high-yield municipal funds that have all issued preferred shares. The trust benefited from its focus on longer-maturity bonds, but was hampered by having a below-average stake in the top-performing airline sector and a slightly lower sensitivity to interest rate changes than several peers as interest rates declined.

Longer-maturity, high-yield municipals were leaders
High-yield municipal bonds posted strong gains during the past year, outpacing investment-grade municipal issues. The high-yield sector benefited as relatively low yields on investment-grade bonds prompted investors to search for alternatives that offered higher yields. Solid economic growth also gave investors confidence that issuers with lower credit ratings would be able to meet their interest payments to bond holders. Longer-maturity bonds, which tend to be more sensitive to interest rate changes than shorter-maturity issues, did particularly well as inflation concerns eased in the second half of the period. In this environment, the trust's focus on longer-maturity bonds worked well, as did our decision to sell shorter-maturity issues.

Airline bonds aided returns
Airline bonds were strong contributors to performance, as the industry was fueled by growing passenger loads and improved cash flows. Standouts included bonds issued by American Airlines, Inc. and United Air Lines, Inc. (0.6% and 0.3% of total investments, respectively)./2/ Elsewhere, a multi-family housing bond issued by Alexandria (Virginia) Courthouse Crossing, which was priced below par, was unexpectedly called (or redeemed) at par ($100). In addition, credit improvement gave a boost to bonds issued by Hoosier Care, Inc. (0.4% of total investments), a nonprofit that runs pediatric and geriatric group homes in Illinois and Indiana.

Nursing home bonds were detractors
Some of the trust's nursing home bonds experienced credit downgrades that resulted in disappointing performance. They included bonds issued by a nursing home in Gary, Indiana, which we sold at a loss, and bonds issued by Woodlawn Manor, Inc. (0.2% of total investments), a Massachusetts nursing and rehabilitation facility that is undergoing a management change.

/1/Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the trust. Lipper makes no adjustment for the effect of sales loads.
/2/Holdings are discussed as of November 30, 2006, and are subject to change. *See page 30 for the returns based on market price for the past five fiscal years.

Portfolio Manager's Report (continued) - Colonial High Income Municipal Trust


                        Top 5 sectors
                        as of 11/30/06 (%)
                        Continuing Care Retirement 11.6
                        Refunded/Escrowed          11.2
                        Hospitals                  10.9
                        Multi-Family                7.6
                        Investor Owned              6.8

                            Quality breakdown
                            as of 11/30/06 (%)
                            AAA                22.3
                            AA                  3.4
                            A                  11.3
                            BBB                23.3
                            BB                  3.1
                            B                   1.5
                            CCC                 0.4
                            Non-Rated          33.9
                            Cash Equivalents    0.8

  Sector and quality breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following rationally recognized rating agencies: Standard & Poor's, a division of The McGraw Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings, Ltd. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk. The majority of the bonds that are non-rated are considered by the advisor to be of non-investment grade quality.

  Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. Because the trust is actively managed, there is no guarantee that the trust will maintain these sectors or continue to have this quality breakdown in the future.

The trust's dividend yield declined as long-term interest rates fell
The trust's dividend yield fell as the income derived from leverage dropped. The trust's leverage comes from its preferred shares, which were issued in 1999. We invest the proceeds from the preferred shares in longer maturity, higher-yielding bonds, and then pay out to preferred shareholders a short-term rate influenced by the federal funds rate--the overnight rate at which banks lend each other money. During the past year, the dividend yield was squeezed on both ends as the federal funds rate rose to 5.25% and long-term yields fell. However, we believe leverage still gave common shareholders a higher dividend payment than they would have earned without it. We added a number of senior housing bonds, which offered added yield over higher quality issues, as well as the potential for price appreciation.

Our outlook is cautiously optimistic
Going forward, we expect the high-yield municipal sector to benefit from strong investor demand, relatively low long-term interest rates, stable inflation and solid economic growth. However, we plan to add new bonds selectively, given that there is little difference between the yields of lower and higher quality issues. We plan to continue to focus on longer-maturity issues, which have the potential to fare well, as long as inflation remains contained.

Portfolio Management
Maureen G. Newman has been the portfolio manager of Colonial High Income Municipal Trust since August 1998. Ms. Newman has managed various municipal funds for Columbia Management Advisors, LLC or its predecessors or affiliate organizations since May 1996.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the trust's shares is determined by a number of factors, several of which are beyond the control of the trust. Therefore, the trust cannot predict whether its shares will trade at, below or above net asset value.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield or "junk" bonds offers the potential for higher income than investments in investment-grade bonds, but also has a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the trust will be affected by interest rate changes and the creditworthiness of issues held in the trust. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Investment Portfolio - Colonial High Income Municipal Trust
November 30, 2006

Municipal Bonds - 152.3%

                                                                                        Par ($)   Value ($)
Education - 3.0%
Education - 1.7%
CA Educational Facilities Authority Loyola Marymount University, Series 2001,
                                      Insured: MBIA
                                      (a) 10/01/19                                      2,025,000 1,190,720

MI Southfield Economic              Lawrence University, Series 1998 A,
Development Corp.                     5.400% 02/01/18                                   1,000,000 1,021,880

PA Higher Education Facilities      Philadelphia University, Series 2004 A,
Authority                             5.125% 06/01/25                                     600,000   624,816

WV University                       Series 2000 A, Insured: AMBAC
                                      (a) 04/01/19                                      1,000,000   600,290
                                    --------------------------------------------------- --------- ---------
                                    Education Total                                               3,437,706

Prep School - 1.3%
CA Statewide Communities            Crossroads School for Arts & Sciences, Series 1998,
Development Authority                 6.000% 08/01/28 (b)                               1,230,000 1,281,574

MA Industrial Finance Agency        Cambridge Friends School, Series 1998,
                                      5.800% 09/01/28                                   1,000,000 1,024,570

MI Summit Academy North             Series 2005,
                                      5.500% 11/01/35                                     500,000   492,305
                                    --------------------------------------------------- --------- ---------
                                    Prep School Total                                             2,798,449
Education Total                                                                                   6,236,155
Health Care - 44.7%
Continuing Care Retirement - 18.2%
CA La Verne                         Brethren Hillcrest Homes, Series 2003 B,
                                      6.625% 02/15/25                                     690,000   769,460

CO Health Facilities Authority      Christian Living Communities, Series 2006 A,
                                      5.750% 01/01/26                                     600,000   633,744
                                    Covenant Retirement Communities, Inc.,
                                      Series 2005,
                                      5.000% 12/01/35                                   1,400,000 1,443,092

CT Development Authority            Elim Park Baptist Home, Inc., Series 2003,
                                      5.850% 12/01/33                                     660,000   711,500

FL Capital Projects Finance         Glenridge on Palmer Ranch, Series 2002 A,
Authority                             8.000% 06/01/32                                     750,000   842,872

FL Lee County Industrial            Shell Point Village, Series 1999 A,
Development Authority                 5.500% 11/15/29                                     600,000   617,994

FL St. John's County Industrial     Lifecare St. John's, Inc., Series 2006 A:
Development Authority                 5.250% 01/01/26                                     500,000   509,685
                                     5.375% 01/01/40                                      250,000   255,198

See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006

Municipal Bonds (continued)

                                                                                           Par ($)   Value ($)
Health Care (continued)
Continuing Care Retirement (continued)
GA Fulton County                   Canterbury Court, Series 2004 A,
                                     6.125% 02/15/34                                         750,000   794,895

GA Savannah Economic               Marshes of Skidaway, Series 2003 A,
Development Authority                7.400% 01/01/34                                         465,000   496,225

IL Finance Authority               Lutheran Senior Services, Series 2006,
                                     5.125% 02/01/26                                       1,250,000 1,316,250
                                   Washington & Jane Smith Community, Series 2005 A,
                                     6.250% 11/15/35                                       1,250,000 1,325,062

IL Health Facilities Authority     Washington & Jane Smith Community, Series 2003 A,
                                     7.000% 11/15/32                                         725,000   792,229

IN Health & Educational Facilities Baptist Homes of Indiana, Inc., Series 2005,
Financing Authority                  5.250% 11/15/35                                       1,000,000 1,060,910

KS Manhattan                       Meadowlark Hills Retirement Home, Series 1999 A,
                                     6.375% 05/15/20                                         650,000   672,724

MA Boston Industrial Development   Springhouse, Inc., Series 1998,
Financing Authority                  5.875% 07/01/20                                         255,000   260,284

MA Development Finance Agency      Loomis House, Inc.:
                                     Series 1999 A,
                                     5.625% 07/01/15                                         400,000   412,632
                                    Series 2002 A,
                                    6.900% 03/01/32                                          100,000   110,337

MD Westminster Economic            Carroll Lutheran Village, Inc., Series 2004 A:
Development Authority                5.875% 05/01/21                                         500,000   522,375
                                    6.250% 05/01/34                                          250,000   264,695

MI Kentwood Economic               Holland Home, Series 2006 A,
Development Corp.                    5.375% 11/15/36                                       1,000,000 1,066,280

MT Facility Finance Authority      St John's Lutheran Ministries, Inc., Series 2006 A,
                                     6.125% 05/15/36                                         500,000   526,145

NC Medical Care Commission         United Methodist Retirement Homes, Inc., Series 2005 C,
                                     5.500% 10/01/32                                         600,000   625,962

NH Higher Educational & Health     Rivermead at Peterborough, Series 1998:
Facilities Authority                 5.625% 07/01/18                                         500,000   511,235
                                    5.750% 07/01/28                                          500,000   509,165

NJ Economic Development            Hebrew Old Age Center, Series 2006,
Authority                            5.375% 11/01/36                                         500,000   503,840
                                   Lions Gate, Series 2005 A:
                                     5.750% 01/01/25                                         205,000   214,311
                                    5.875% 01/01/37                                          830,000   867,051
                                   Lutheran Social Ministries, Series 2005,
                                     5.100% 06/01/27                                         500,000   517,350

                                See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006

Municipals Bonds (continued)

                                                                                           Par ($)   Value ($)
Health Care (continued)
Continuing Care Retirement (continued)
                                  Marcus L. Ward Home, Series 2004,
                                    5.750% 11/01/24                                          750,000   820,732
                                  Seabrook Village, Inc., Series 2000 A,
                                    8.250% 11/15/30                                          925,000 1,087,615
                                  Series 2006,
                                    5.250% 11/15/26 (c)                                    1,300,000 1,337,453

PA Bucks County Industrial        Ann's Choice, Inc., Series 2005 A,
Development Authority               6.125% 01/01/25                                        1,000,000 1,066,950

PA Delaware County Authority      Dunwoody Village, Series 2003 A,
                                    5.375% 04/01/17                                          600,000   639,342

PA Montgomery County Industrial   Whitemarsh Continuing Care Retirement Community,
Development Authority               Series 2005:
                                   6.125% 02/01/28                                           250,000   267,140
                                   6.250% 02/01/35                                           750,000   800,377

SC Jobs-Economic Development      Wesley Commons, Series 2006:
Authority                           5.125% 10/01/26                                          600,000   605,730
                                   5.300% 10/01/36                                           300,000   306,531

TN Johnson City Health &          Appalachian Christian Village, Series 2004 A,
Educational Facilities Authority    6.250% 02/15/32                                          250,000   262,230

TN Metropolitan Government        Blakeford at Green Hills, Series 1998,
Nashville & Davidson County         5.650% 07/01/24                                          600,000   607,506

TN Shelby County Health           Germantown Village, Series 2003 A,
Educational & Housing Facilities    7.250% 12/01/34                                          450,000   487,004
Board                             Trezevant Manor, Series 2006 A:
                                    5.625% 09/01/26                                        1,000,000 1,026,490
                                   5.750% 09/01/37                                           350,000   359,881

TX Abilene Health Facilities      Sears Methodist Retirement Center:
Development Corp.                   Series 1998 A,
                                    5.900% 11/15/25                                        1,000,000 1,020,870
                                   Series 2003 A,
                                   7.000% 11/15/33                                           500,000   548,275

TX Health Facilities Development  Legacy at Willow Bend, Series 2006 A,
Corp. of Central Texas, Inc.        5.750% 11/01/36                                          800,000   823,104

TX Houston Health Facilities      Buckingham Senior Living Community, Inc., Series 2004 A,
Development Corp.                   7.125% 02/15/34                                          500,000   558,670

TX Tarrant County Cultural        Northwest Senior Housing-Edgemere, Series 2006 A,
Education Facilities                6.000% 11/15/36                                          750,000   801,810

VA Suffolk Industrial Development Lake Prince Center, Series 2006,
Authority Retirement Facilities     5.300% 09/01/31                                          500,000   513,155

VA Virginia Beach Development     Westminster-Canterbury, Series 2005:
Authority                           5.250% 11/01/26                                          250,000   258,723
                                   5.375% 11/01/32                                           300,000   311,154

See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006

Municipal Bonds (continued)

                                                                                         Par ($)   Value ($)
Health Care (continued)
Continuing Care Retirement (continued)
VA Winchester Industrial           Westminster-Canterbury, Series 2005 A,
Development Authority                5.300% 01/01/35                                       750,000    769,912

WI Health & Educational Facilities Clement Manor, Series 1998,
Authority                            5.750% 08/15/24                                     1,300,000  1,323,634
                                   Eastcastle Place, Inc., Series 2004,
                                     6.125% 12/01/34                                       350,000    359,013
                                   Milwaukee Catholic Home, Series 2006,
                                     5.000% 07/01/26                                       500,000    526,035
                                   Three Pillars Senior Living Communities, Series 2003,
                                     5.750% 08/15/26                                       500,000    528,395
                                   United Lutheran Program for the Aging, Series 1998,
                                     5.700% 03/01/28                                     1,000,000  1,015,230
                                   ----------------------------------------------------- --------- ----------
                                   Continuing Care Retirement Total                                38,186,463

Health Services - 1.7%
CO Health Facilities Authority     National Jewish Medical & Research Center:
                                     Series 1998 B,
                                     5.375% 01/01/29                                       750,000    763,275
                                    Series 1998,
                                    5.375% 01/01/23                                        330,000    335,227

MA Development Finance Agency      Boston Biomedical Research Institute, Series 1999:
                                     5.650% 02/01/19                                       200,000    208,456
                                    5.750% 02/01/29                                        450,000    468,788

MA Health & Educational Facilities Civic Investments, Inc., Series 2002 A,
Authority                            GTY AGMT: Harvard Pilgrim Health Care
                                     9.000% 12/15/15                                     1,000,000  1,241,420

MN Minneapolis & St. Paul          Healthpartners Project, Series 2003,
Housing & Redevelopment Authority    6.000% 12/01/21                                       500,000    552,520
                                   ----------------------------------------------------- --------- ----------
                                   Health Services Total                                            3,569,686

Hospitals - 17.1%
AR Conway Health Facilities Board  Conway Regional Medical Center:
                                     Series 1999 A,
                                     6.400% 08/01/29                                       425,000    455,889
                                    Series 1999 B,
                                    6.400% 08/01/29                                      1,000,000  1,072,680

CA Turlock                         Emanuel Medical Center, Inc., Series 2004,
                                     5.375% 10/15/34                                     1,500,000  1,593,495

CO Health Facilities Authority     Parkview Medical Center, Inc., Series 2001,
                                     6.600% 09/01/25                                       300,000    332,310
                                   Vail Valley Medical Center, Series 2004,
                                     5.000% 01/15/20                                       750,000    789,847

FL South Lake County Hospital      South Lake Hospital, Inc., Series 2003,
District                             6.375% 10/01/34                                       500,000    559,285

                                See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006

Municipal Bonds (continued)

                                                                                          Par ($)   Value ($)
Health Care (continued)
Hospitals (continued)
FL Tampa                           H. Lee Moffitt Cancer Center, Series 1999 A,
                                     5.750% 07/01/29                                      2,000,000 2,090,100

FL West Orange Healthcare District Series 2001 A,
                                     5.650% 02/01/22                                        525,000   556,815

IL Health Facilities Authority     Thorek Hospital & Medical Center, Series 1998,
                                     5.250% 08/15/18                                        600,000   614,430

IL Southwestern Development        Anderson Hospital:
Authority                            Series 1999,
                                     5.500% 08/15/20                                        225,000   232,772
                                     Series 2006,
                                     5.125% 08/15/36 (c)                                  1,000,000 1,043,150

IN Health & Educational Facility   Jackson County Schneck Memorial, Series 2006 A,
Financing Authority                  5.250% 02/15/36                                        500,000   537,345

IN Health Facility Financing       Community Foundation of Northwest Indiana, Inc.,
Authority                            Series 2004 A,
                                     6.000% 03/01/34                                        575,000   624,881

KS Salina Hospital Revenue         Salina Regional Health Center Inc., Series 2005 A,
                                     4.625% 10/01/31                                        600,000   607,458

KS University Hospital Authority   Series 2006,
                                     4.500% 09/01/32 (c)                                    500,000   499,210

LA Public Facilities Authority     Touro Infirmary, Series 1999 A,
                                     5.625% 08/15/29                                        450,000   458,006

MA Health & Educational Facilities Jordan Hospital, Series 2003 E,
Authority                            6.750% 10/01/33                                        500,000   558,370
                                   Milford-Whitinsville Regional Hospital, Series 2002 D,
                                     6.350% 07/15/32                                      1,000,000 1,090,850

MD Health & Higher Educational     Adventist Healthcare, Series 2003 A:
Facilities Authority                 5.000% 01/01/16                                        400,000   417,680
                                    5.750% 01/01/25                                         600,000   651,768

MI Dickinson County                Series 1999,
                                     5.700% 11/01/18                                        750,000   777,667

MN St. Paul Housing &              HealthEast, Inc., Series 2001 A,
Redevelopment Authority              5.700% 11/01/15                                      1,000,000 1,031,770

MN Washington County Housing &     HealthEast, Inc., Series 1998,
Redevelopment Authority              5.250% 11/15/12                                      1,300,000 1,337,440

MO Saline County Industrial        John Fitzgibbon Memorial Hospital, Series 2005,
Development Authority                5.625% 12/01/35                                      1,250,000 1,280,750

See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006

Municipal Bonds (continued)

                                                                                          Par ($)   Value ($)
Health Care (continued)
Hospitals (continued)
NC Medical Care Commission          Stanly Memorial Hospital, Series 1999,
                                      6.375% 10/01/29                                     1,915,000  2,045,871

NH Health & Education Facilities    Memorial Hospital at North Conway, Series 2006,
Authority                             5.250% 06/01/36                                       800,000    845,976

NH Higher Educational & Health      Catholic Medical Center, Series 2002 A,
Facilities Authority                  6.125% 07/01/32                                        50,000     54,790
                                    Littleton Hospital Association, Inc.:
                                      Series 1998 A,
                                      6.000% 05/01/28                                       625,000    646,131
                                      Series 1998 B,
                                      5.900% 05/01/28                                       780,000    804,890

NV Henderson                        St. Rose Dominican Hospital, Series 1998 A,
                                      5.375% 07/01/26                                       385,000    395,491

NY Dormitory Authority              Long Island Jewish Medical Center, Series 2003,
                                      5.500% 05/01/33                                       300,000    324,540
                                    Mount Sinai Hospital:
                                      Series 2000 C,
                                      5.500% 07/01/26                                       850,000    864,671
                                      Series 2000,
                                      5.500% 07/01/26                                       400,000    406,904

OH Highland County Joint Township   Series 1999,
                                      6.750% 12/01/29                                       920,000    967,196

OH Lakewood                         Lakewood Hospital Association, Series 2003,
                                      5.500% 02/15/14                                       600,000    646,548

OH Miami County Hospital Facilities Upper Valley Medical Center, Inc., Series 2006,
Authority                             5.250% 05/15/18                                       450,000    484,231

OH Sandusky County                  Memorial Hospital, Series 1998,
                                      5.150% 01/01/10                                       250,000    252,758

SC Jobs Economic Development        Bon Secours-St. Francis Medical Center, Series 2002,
Authority                             5.500% 11/15/23                                     1,750,000  1,877,365

SC Lexington County Health          Lexington Medical Center, Series 2003,
Services                              5.500% 11/01/23                                       750,000    804,735

SD Health & Educational Facilities  Sioux Valley Hospital & Health System, Series 2004 A,
Authority                             5.250% 11/01/34                                       800,000    847,936

TX Tyler Health Facilities          Mother Frances Hospital, Series 2001,
Development Corp.                     6.000% 07/01/31                                     1,000,000  1,078,440

VT Educational & Health Buildings   Brattleboro Memorial Hospital, Series 1998,
Finance Agency                        5.375% 03/01/28                                     1,075,000  1,081,504

WI Health & Educational Facilities  Aurora Health Care, Inc., Series 2003,
Authority                             6.400% 04/15/33                                       525,000    591,607
                                    Fort HealthCare, Inc., Series 2004,
                                      5.750% 05/01/29                                     1,000,000  1,099,900
                                    Wheaton Franciscan Services, Series 2002,
                                      5.750% 08/15/30                                       600,000    646,722
                                    ----------------------------------------------------- --------- ----------
                                    Hospitals Total                                                 35,982,174

                                See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006

Municipal Bonds (continued)

                                                                                        Par ($)   Value ($)
Health Care (continued)
Intermediate Care Facilities - 0.7%
IL Development Finance Authority    Hoosier Care, Inc., Series 1999 A,
                                      7.125% 06/01/34                                   1,175,000  1,217,323

IN Health Facilities Financing      Hoosier Care, Inc., Series 1999 A,
Authority                             7.125% 06/01/34                                     150,000    155,403
                                    --------------------------------------------------- --------- ----------
                                    Intermediate Care Facilities Total                             1,372,726

Nursing Homes - 7.0%
AK Juneau                           St. Ann's Care Center, Inc., Series 1999,
                                      6.875% 12/01/25                                   1,215,000  1,222,885

CO Health Facilities Authority      American Housing Foundation I, Inc., Series 2003 A,
                                      8.500% 12/01/31                                     460,000    491,666
                                    Evangelical Lutheran Good Samaritan Foundation,
                                      Series 2005,
                                      5.000% 06/01/35                                     375,000    389,250
                                    Pioneer Health Care, Series 1989,
                                      10.500% 05/01/19                                  1,730,000  1,543,904
                                    Volunteers of America Care Facilities,
                                      Series 1998 A:
                                      5.450% 07/01/08                                      75,000     75,073
                                     5.750% 07/01/20                                      865,000    893,943

Greystone Midwest Junior Lien        7.148% 08/01/36 (d)                                1,032,236    922,327

IA Finance Authority                Care Initiatives, Series 1998 B:
                                      5.750% 07/01/18                                     550,000    567,853
                                     5.750% 07/01/28                                    1,475,000  1,492,213

MA Development Finance Agency       AHF/Woodlawn Manor, Inc.:
                                     Series 2000 A,
                                     7.750% 12/01/27 (e)                                1,509,135    603,654
                                     Series 2000 B,
                                     10.250% 06/01/27 (d)(e)                              475,907     14,277
                                    Alliance Health Care Facilities, Series 1999 A,
                                      7.100% 07/01/32                                   1,250,000  1,284,488

MN Sartell                          Foundation for Health Care, Series 1999 A,
                                      6.625% 09/01/29                                   1,145,000  1,187,331

PA Chester County Industrial        Series 2002,
Development Authority                 8.500% 05/01/32                                   1,560,000  1,632,696

PA Washington County Industrial     AHF Project, Series 2003,
Development Authority                 7.750% 01/01/29                                   1,211,000  1,276,224

TN Metropolitan Government
Nashville & Davidson County         AHF Project, Series 2003,
Health & Education Board              7.750% 01/01/29                                   1,141,000  1,202,454
                                    --------------------------------------------------- --------- ----------
                                    Nursing Homes Total                                           14,800,238
Health Care Total                                                                                 93,911,287

See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006

Municipal Bonds (continued)

                                                                                     Par ($)   Value ($)
Housing - 16.9%
Assisted Living/Senior - 3.1%
DE Kent County                    Heritage at Dover, Series 1999, AMT,
                                    7.625% 01/01/30                                  1,640,000 1,530,743

GA Columbus Housing Authority     Calvary Community, Inc., III, Series 1999,
                                    7.000% 11/15/19                                    470,000   472,689

MN Roseville                      Care Institute, Inc., Series 1993,
                                    7.750% 11/01/23                                  1,740,000 1,529,199

NC Medical Care Commission        DePaul Community Facilities, Inc., Series 1999,
                                    7.625% 11/01/29                                  1,400,000 1,475,404

NY Huntington Housing Authority   Gurwin Jewish Senior Center, Series 1999 A:
                                    5.875% 05/01/19                                    700,000   721,329
                                   6.000% 05/01/29                                     775,000   800,846
                                  -------------------------------------------------- --------- ---------
                                  Assisted Living/Senior Total                                 6,530,210
Multi-Family - 8.8%
DC Housing Finance Agency         Henson Ridge, Series 2004 E, AMT, Insured: FHA
                                    5.100% 06/01/37                                  1,000,000 1,042,970

DE Wilmington                     Electra Arms Senior Association, Series 1998, AMT,
                                    6.250% 06/01/28                                    890,000   890,178

FL Broward County Housing Finance Chaves Lake Apartments Ltd., Series 2000 A, AMT,
Authority                           7.500% 07/01/40                                    750,000   800,280

FL Capital Trust Agency           Atlantic Housing Foundation, Inc., Series 2005 C,
                                    5.875% 01/01/28                                    775,000   794,941

FL Clay County Housing Finance    Breckenridge Commons Ltd., Series 2000 A, AMT,
Authority                           7.450% 07/01/40                                    720,000   763,776

MA Housing Finance Agency         Series 2004 A, AMT, Insured: FSA
                                    5.250% 07/01/25                                  3,000,000 3,107,880
                                  Series 2005 E, AMT,
                                    5.000% 12/01/28                                    500,000   520,055

MN Minneapolis Student Housing    Riverton Community Housing, Inc., Series 2006 A,
                                    5.700% 08/01/40                                    750,000   759,668

MN Washington County Housing &    Cottages of Aspen, Series 1992, AMT,
Redevelopment Authority             9.250% 06/01/22                                    940,000   959,909

MN White Bear Lake                Birch Lake Townhomes:
                                    Series 1989 A, AMT,                              2,200,000 2,086,700
                                   10.250% 07/15/19
                                   Series 1989 B, AMT,
                                   (a) 07/15/19                                        688,000   206,400

NC Medical Care Commission        ARC Project, Series 2004 A,
                                    5.800% 10/01/34                                    750,000   819,030

                                See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006

Municipal Bonds (continued)

                                                                                         Par ($)   Value ($)
Housing (continued)
Multi-Family (continued)
NM Mortgage Finance Authority     Series 2005 E, AMT, Insured: FHA
                                    4.800% 09/01/40                                      1,250,000  1,250,300

NY New York City Housing          Series 2005 F-1,
Development Corp.                   4.650% 11/01/25                                      1,000,000  1,030,900

OH Montgomery County              Heartland of Centerville LLC, Series 2005, AMT,
                                    Insured: FHLMC
                                    4.950% 11/01/35                                        500,000    512,960

Resolution Trust Corp.            Pass-Through Certificates, Series 1993 A,
                                    8.500% 12/01/16 (f)                                    546,075    545,168

TX Department of Housing &        Pebble Brooks Apartments, Series 1998, AMT,
Community Affairs                   Guarantor: FNMA
                                    5.500% 12/01/18                                      1,000,000  1,038,110

TX El Paso County Housing Finance American Village Communities:
Corp.                               Series 2000 C,
                                    8.000% 12/01/32                                        375,000    388,676
                                   Series 2000 D,
                                   10.000% 12/01/32                                        405,000    422,229

WA Seattle Housing Authority      High Rise Rehabilitation Phase I LP, Series 2005, AMT,
                                    Insured: FSA
                                    5.000% 11/01/25                                        500,000    513,740
                                  ------------------------------------------------------ --------- ----------
                                  Multi-Family Total                                               18,453,870
Single-Family - 5.0%
MA Housing Finance Agency         Series 2005 118, AMT,
                                    4.850% 12/01/35                                      1,750,000  1,768,042
                                  Series 2005,
                                    5.000% 06/01/30                                        500,000    519,640

ME Housing Authority              Series 2005 D-2, AMT,
                                    4.800% 11/15/36                                      1,000,000  1,014,380

MN Minneapolis St. Paul Housing   Series 2006 A2, AMT, Insured: GNMA
Finance Board                       5.000% 12/01/38                                      1,000,000  1,034,050

ND Housing Finance Agency         Series 2006 A, AMT,
                                    4.850% 07/01/21                                      1,240,000  1,277,808

OK Housing Finance Agency         Series 2006 C, AMT, Insured: GNMA
                                    5.000% 09/01/26                                      1,420,000  1,464,574

PA Pittsburgh Urban               Series 2006 C, Insured: GNMA
Redevelopment Authority             4.800% 04/01/28                                      2,000,000  2,037,380

WI Housing & Economic             Series 2005 C, AMT,
Development Authority               4.875% 03/01/36                                      1,445,000  1,468,683
                                  ------------------------------------------------------ --------- ----------
                                  Single-Family Total                                              10,584,557
Housing Total                                                                                      35,568,637

See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006

Municipal Bonds (continued)

                                                                                      Par ($)   Value ($)
Industrials - 7.3%
Food Products - 1.6%
GA Cartersville Development      Anheuser Busch Companies, Inc., Series 2002, AMT,
Authority                          5.950% 02/01/32                                    1,000,000 1,090,480

LA Southern Louisiana Port       Cargill, Inc., Series 1997,
Commission                         5.850% 04/01/17                                    1,000,000 1,023,570

MI Strategic Fund                Imperial Holly Corp., Series 1998 A,
                                   6.250% 11/01/15                                    1,250,000 1,291,325
                                 ---------------------------------------------------- --------- ---------
                                 Food Products Total                                            3,405,375

Forest Products & Paper - 2.8%
AL Camden Industrial Development Weyerhaeuser Co., Series 2003 B, AMT,
Board                              6.375% 12/01/24                                      550,000   606,155

AL Courtland Industrial          Series 2003 B, AMT,
Development Board                  6.250% 08/01/25                                    1,000,000 1,099,190

AL Phenix City Industrial        Meadwestvaco Corp., Series 2002 A, AMT,
Development Board                  GTY AGMT: Meadwestvaco Corp.
                                   6.350% 05/15/35                                      550,000   593,010

AR Camden Environmental          International Paper Co., Series 2004 A, AMT,
Improvement Authority              5.000% 11/01/18                                      250,000   257,703

GA Rockdale County Development   Visy Paper, Inc., Series 1993, AMT,
Authority                          7.500% 01/01/26                                    1,800,000 1,801,386

MS Lowndes County                Weyerhaeuser Co., Series 1992,
                                   6.700% 04/01/22                                      850,000 1,031,619

VA Bedford County Industrial     Nekoosa Packaging Corp., Series 1998, AMT,
Development Authority              5.600% 12/01/25                                      400,000   406,080
                                 ---------------------------------------------------- --------- ---------
                                 Forest Products & Paper Total                                  5,795,143

Manufacturing - 0.4%
IL Will-Kankakee Regional
Development Authority            Flanders Corp., Series 1997, AMT,
                                  6.500% 12/15/17                                       740,000   754,637
                                 ---------------------------------------------------- --------- ---------
                                 Manufacturing Total                                              754,637

Metals & Mining - 0.6%
NV Department of Business &      Wheeling-Pittsburgh Steel Corp., Series 1999 A, AMT,
Industry                           8.000% 09/01/14                                      770,000   804,842

VA Greensville County Industrial Wheeling-Pittsburgh Steel Corp., Series 1999 A, AMT,
Development Authority              7.000% 04/01/14                                      425,000   425,047
                                 ---------------------------------------------------- --------- ---------
                                 Metals & Mining Total                                          1,229,889

Oil & Gas - 1.2%
NJ Middlesex County Pollution    Amerada Hess Corp., Series 2004,
Control Authority                  6.050% 09/15/34                                      285,000   314,047

                                See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006

Municipal Bonds (continued)

                                                                                     Par ($)   Value ($)
Industrials (continued)
Oil & Gas (continued)
TX Gulf Coast Industrial         Citgo Petroleum Corp., Series 1998, AMT,
Development Authority              8.000% 04/01/28                                     500,000    569,035

VI Virgin Islands Public Finance Hovensa LLC:
Authority                          Series 2003, AMT,
                                   6.125% 07/01/22                                     525,000    583,984
                                  Series 2004, AMT,
                                  5.875% 07/01/22                                      600,000    661,614

VI Virgin Islands                Hovensa LLC, Series 2002, AMT,
                                   6.500% 07/01/21                                     375,000    425,078
                                 --------------------------------------------------- --------- ----------
                                 Oil & Gas Total                                                2,553,758

Other Industrial Development Bonds - 0.7%
NJ Economic Development          GMT Realty LLC, Series 2006 B, AMT,
Authority                          6.875% 01/01/37 (c)                               1,500,000  1,529,610
                                 --------------------------------------------------- --------- ----------
                                 Other Industrial Development Bonds Total                       1,529,610
Industrials Total                                                                              15,268,412
Other - 22.0%
Other - 0.4%
PR Commonwealth of Puerto Rico   Series 2006 B,
Government Development Bank        5.000% 12/01/15                                     700,000    758,653
                                 --------------------------------------------------- --------- ----------
                                 Other Total                                                      758,653

Pool/Bond Bank - 0.8%
MI Municipal Bond Authority      Series 2001 A, Insured: AMBAC
                                   5.375% 11/01/17                                     750,000    807,758

OH Cleveland - Cuyahoga County   Columbia National Group, Inc., Series 2005 D, AMT,
Port Authority                     5.000% 05/15/20                                     800,000    808,968
                                 --------------------------------------------------- --------- ----------
                                 Pool/Bond Bank Total                                           1,616,726

Refunded/Escrowed(g) - 17.5%
CA ABAG Finance Authority for    Eskaton Gold River Lodge, Series 1998,
Nonprofit Corps.                   Pre-refunded 11/15/08:
                                   6.375% 11/15/15                                     570,000    599,646
                                  6.375% 11/15/28                                      550,000    589,237

CA Golden State Tobacco          Series 2003 B, Pre-refunded 06/01/13:
Securitization Corp.               5.500% 06/01/43                                     750,000    833,798
                                  Insured: AMBAC
                                  5.000% 06/01/43                                    3,500,000  3,790,290

CA Orange County Community       Ladera Ranch, Series 1999 1, Pre-refunded 08/15/09,
Facilities District                6.700% 08/15/29                                     500,000    550,010

CA Statewide Communities         Eskaton Village - Grass Valley, Series 2000,
Development Authority              Pre-refunded 11/15/10,
                                   8.250% 11/15/31                                     985,000  1,149,554

See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006

Municipal Bonds (continued)

                                                                                               Par ($)   Value ($)
Other (continued)
Refunded/Escrowed(g) (continued)
CO Denver City & County Airport    Series 1992 C, AMT,
                                     Escrowed to Maturity,
                                     6.125% 11/15/25                                           2,280,000 2,829,229
                                   Series C, Unrefunded Balance,
                                     6.125% 11/15/25                                           2,840,000 2,845,907

CO E-470 Public Highway Authority  Series 2000 B, Pre-refunded 09/01/10,
                                     (a) 09/01/35                                              8,750,000 1,163,575

CT Development Authority Sewer     New Haven Residuals LP, Series 1996, AMT,
Sludge Disposal Facilities           Escrowed to Maturity,
                                     8.250% 12/01/06                                             200,000   200,000

FL Northern Palm Beach County      Series 1999, Pre-refunded 08/01/09, Insured: MBIA
Improvement District                 6.000% 08/01/29                                             750,000   804,180

FL Orange County Health Facilities Orlando Regional Healthcare System, Series 2002,
Authority                            Pre-refunded 12/01/12,
                                     5.750% 12/01/32                                             200,000   222,344

GA Forsyth County Hospital         Baptist Health Care System, Series 1998,
Authority                            Escrowed to Maturity,
                                     6.000% 10/01/08                                             330,000   339,359

IA Finance Authority               Care Initiatives, Series 1996, Pre-refunded 07/01/11,
                                     9.250% 07/01/25                                             935,000 1,161,709

ID Health Facilities Authority     IHC Hospitals, Inc., Series 1992, Escrowed to Maturity,
                                     6.650% 02/15/21                                           1,750,000 2,273,722

IL Development Finance Authority   Latin School of Chicago, Series 1998,
                                     Pre-refunded 08/01/08,
                                     5.650% 08/01/28                                             230,000   237,296

IL Health Facilities Authority     Lutheran Senior Ministries, Series 2001 A,
                                     Pre-refunded 08/15/11,
                                     7.375% 08/15/31                                             900,000 1,052,235
                                   Swedish American Hospital, Series 2000,
                                     Pre-refunded 05/15/10,
                                     6.875% 11/15/30                                             500,000   551,640

IL University of Illinois          Series 2001 A, Pre-refunded 08/15/11, Insured: AMBAC
                                     5.500% 08/15/17                                             685,000   742,410

MA Development Finance Agency      Western New England College, Series 2002,
                                     Pre-refunded 12/01/12,
                                     6.125% 12/01/32                                             300,000   342,900

MN Robbinsdale Economic            Series 1999 A, Pre-refunded 01/01/10,
Development Authority                6.875% 01/01/26                                             500,000   547,055

NC Lincoln County                  Lincoln County Hospital, Series 1991, Escrowed to Maturity,
                                     9.000% 05/01/07                                              65,000    66,373

NH Health & Educational Facilities Catholic Medical Center, Series 2002 A,
Authority                            Pre-refunded 7/01/12,
                                     6.125% 07/01/32                                             350,000   394,846

                                See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006

Municipal Bonds (continued)

                                                                                              Par ($)   Value ($)
Other (continued)
Refunded/Escrowed(g) (continued)
NM Red River Sports Facility        Red River Ski Area, Series 1998,
                                      6.450% 06/01/07                                           215,000    215,000

NV Henderson                        St. Rose Dominican Hospital, Series 1998 A,
                                      Pre-refunded 07/01/08,
                                      5.375% 07/01/26                                           115,000    118,680

NY Convention Center Operating      Yale Building Project, Series 2003, Escrowed to Maturity,
Corp.                                 (a) 06/01/08                                            1,700,000  1,611,345

NY New York City                    Series 1997 H, Pre-refunded: 08/01/07,
                                      6.000% 08/01/17                                           915,000    938,936

PA Delaware County Authority        Mercy Health Corp., Series 1996, Escrowed to Maturity:
                                      6.000% 12/15/16                                         1,400,000  1,430,660
                                     6.000% 12/15/26                                          1,000,000  1,021,970

PA Lancaster Industrial             Garden Spot Village, Series 2000 A,
Development Authority                 Pre-refunded 05/01/10,
                                      7.625% 05/01/31                                           500,000    568,190

PA Philadelphia Authority for       Starwood Hotels & Resorts, Series 1997 A,
Industrial Development                Pre-refunded 02/01/07,
                                      6.500% 10/01/27                                         1,000,000  1,024,280

PR Commonwealth of Puerto Rico      Series 2002 E, Escrowed to Maturity,
Public Finance Corp.                  6.000% 08/01/26                                           155,000    198,888

TN Shelby County Health,            Open Arms Development Centers:
Educational & Housing Facilities      Series 1992 A, Pre-refunded 08/01/07,
Board                                 9.750% 08/01/19                                           750,000    814,230
                                      Series 1992 C, Pre-refunded 08/01/07,
                                      9.750% 08/01/19                                           730,000    792,517

TX Board of Regents                 University of Texas, Series 2001 B,
                                      Escrowed to Maturity,
                                      5.375% 08/15/18                                           650,000    698,939

VT Educational & Health Buildings   Norwich University, Series 1998,
Finance Agency                        Pre-refunded 07/01/08,
                                      5.500% 07/01/21                                         1,500,000  1,556,025

WA Health Care Facilities Authority Kadlec Medical Center, Series 2001,
                                      Pre-refunded 12/01/10, Insured: RAD
                                      5.875% 12/01/21                                           600,000    650,694

WI Health & Educational Facilities  Attic Angel Obligated Group, Series 1998,
Authority                             Pre-refunded 11/17/08,
                                      5.750% 11/15/27                                         1,000,000  1,055,610

WV Hospital Finance Authority       Charleston Area Medical Center, Series 2000,
                                      Pre-refunded 09/01/10,
                                      6.750% 09/01/30                                           805,000    899,950
                                    --------------------------------------------------------- --------- ----------
                                    Refunded/Escrowed Total                                             36,883,229

See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006

Municipal Bonds (continued)

                                                                           Par ($)    Value ($)
Other (continued)
Tobacco - 3.3%
CA County Tobacco Securitization    Series 2006,
Agency                                (a) 06/01/46                          6,500,000    507,390

CA Golden State Tobacco             Series 2003 A-1,
Securitization Corp.                  6.250% 06/01/33                       1,800,000  2,018,952

CA Tobacco Securitization Authority San Diego County Tobacco, Series 2006,
                                      (a) 06/01/46                          8,520,000    788,100

NJ Tobacco Settlement Financing     Series 2003,
Corp.                                 6.750% 06/01/39                       1,500,000  1,724,895

NY Nassau County Tobacco            Series 2006,
Settlement Corp.                      (a) 06/01/60                         15,000,000    530,850

NY TSASC, Inc.                      Series 2006 1,
                                      5.125% 06/01/42                       1,000,000  1,031,500

WA Tobacco Settlement Authority     Series 2002,
                                      6.625% 06/01/32                         250,000    280,412
                                    -------------------------------------- ---------- ----------
                                    Tobacco Total                                      6,882,099
Other Total                                                                           46,140,707
Other Revenue - 4.0%
Hotels - 1.5%
MD Economic Development Corp.       Series 2006 A,
                                      5.000% 12/01/31                       1,000,000  1,010,840

NJ Middlesex County Improvement     Heldrich Associates LLC:
Authority                            Series 2005 B,
                                     6.250% 01/01/37                        1,250,000  1,301,475
                                     Series 2005 C,
                                     8.750% 01/01/37                          900,000    917,955
                                    -------------------------------------- ---------- ----------
                                    Hotels Total                                       3,230,270

Recreation - 2.2%
CA Agua Caliente Band of Cahuilla   Series 2003,
Indians                               5.600% 07/01/13                       1,000,000  1,045,820

CA Cabazon Band Mission Indians     Series 2004:
                                     8.375% 10/01/15 (f)                      240,000    248,506
                                     8.750% 10/01/19 (f)                      895,000    936,224

CT Mashantucket Western Pequot      Series 1999 B,
                                      (a) 09/01/16 (f)                      1,000,000    621,480

CT Mohegan Tribe Gaming Authority   Series 2001,
                                      6.250% 01/01/31 (f)                     275,000    293,155

NY Liberty Development Corp.        National Sports Museum, Series 2006 A,
                                      6.125% 02/15/19 (f)                     600,000    625,362

                                See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006

Municipal Bonds (continued)

                                                                                       Par ($)   Value ($)
Other Revenue (continued)
Recreation (continued)
OR Cow Creek Band Umpqua Tribe     Series 2006 C,
of Indians                           5.625% 10/01/26 (f)                                 800,000   820,160
                                   --------------------------------------------------- --------- ---------
                                   Recreation Total                                              4,590,707

Retail - 0.3%
OH Lake County                     North Madison Properties, Series 1993,
                                     8.819% 09/01/11                                     555,000   561,249
                                   --------------------------------------------------- --------- ---------
                                   Retail Total                                                    561,249
Other Revenue Total                                                                              8,382,226
Resource Recovery - 2.5%
Disposal - 0.9%
CA Pollution Control Financing     Republic Services, Inc., Series 2002 C, AMT,
Authority                            5.250% 06/01/23                                     500,000   539,470

FL Lee County Solid Waste Systems  Series 2006 A, AMT, Insured: AMBAC
                                     5.000% 10/01/17                                     600,000   650,394

UT Carbon County                   Laidlaw Environmental:
                                     Series 1995 A, AMT,
                                     7.500% 02/01/10                                     250,000   250,775
                                    Series 1997 A, AMT,
                                    7.450% 07/01/17                                      500,000   518,430
                                   --------------------------------------------------- --------- ---------
                                   Disposal Total                                                1,959,069

Resource Recovery - 1.6%
MA Development Finance Agency      Ogden Haverhill Associates, Series 1999 A, AMT,
                                     6.700% 12/01/14                                     250,000   269,405

MA Industrial Finance Agency       Ogden Haverhill Associates, Series 1998 A, AMT:
                                     5.500% 12/01/13                                     500,000   520,235
                                    5.600% 12/01/19                                      500,000   520,185

PA Delaware County Industrial      American REF-Fuel Co., Series 1997 A,
Development Authority                6.200% 07/01/19                                   2,000,000 2,078,620
                                   --------------------------------------------------- --------- ---------
                                   Resource Recovery Total                                       3,388,445
Resource Recovery Total                                                                          5,347,514
Tax-Backed - 26.9%
Local Appropriated - 1.1%
CA Compton                         Civic Center & Capital Improvements, Series 1997 A,
                                     5.500% 09/01/15                                   1,000,000 1,031,570

SC Dorchester County School        Series 2004,
District No. 2                       5.250% 12/01/29                                     650,000   693,251

SC Newberry County School District Series 2005,
                                     5.000% 12/01/30                                     500,000   520,970
                                   --------------------------------------------------- --------- ---------
                                   Local Appropriated Total                                      2,245,791

See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006

Municipal Bonds (continued)

                                                                  Par ($)    Value ($)
Tax-Backed (continued)
Local General Obligations - 7.3%
CA Los Angeles Unified School     Series 2002 E, Insured: MBIA
District                            5.750% 07/01/16                  700,000    822,003

CA Montebello Unified School      Series 2001, Insured: FSA:
District                            (a) 08/01/21                   1,435,000    775,445
                                   (a) 08/01/23                    1,505,000    741,739

CO Northwest Metropolitan         Series 2005,
District No. 3                      6.250% 12/01/35                  500,000    534,580

IL Chicago Board of Education     Series 1997 A, Insured: AMBAC
                                    5.250% 12/01/30 (h)            8,000,000  8,269,520

NJ Bergen County Improvement      Series 2005,
Authority                           5.000% 11/15/24                1,210,000  1,377,331

NY New York City                  Series 1997 A,
                                    7.000% 08/01/07                  595,000    605,466
                                  Series 1997 H,
                                    6.000% 08/01/17                  485,000    497,077

TX Dallas County Flood Control    Series 2002,
District                            7.250% 04/01/32                1,000,000  1,073,770

TX Irving Independent School      Series 1997, Insured: PSFG
District                            (a) 02/15/18                   1,000,000    631,040
                                  ------------------------------- ---------- ----------
                                  Local General Obligations Total            15,327,971

Special Non-Property Tax - 5.7%
CA San Diego Redevelopment        Series 2001, Insured: FSA:
Agency                              (a) 09/01/19                   1,910,000  1,124,150
                                   (a) 09/01/22                    1,910,000    978,684

IL Bolingbrook                    Series 2005,
                                    (i) 01/01/24
                                    (6.250% 01/01/08)                750,000    736,672

IL Metropolitan Pier & Exposition Series 1993 A, Insured: FGIC
Authority                           (a) 06/15/16                  10,000,000  6,849,800

KS Wyandotte County               Series 2005 B,
                                    5.000% 12/01/20                  325,000    340,597
                                  Series 2006,
                                    4.875% 10/01/28                  800,000    804,408

NJ Economic Development           Series 2004:
Authority                           5.500% 06/15/31                  150,000    160,519
                                   5.750% 06/15/29                 1,000,000  1,092,730
                                  ------------------------------- ---------- ----------
                                  Special Non-Property Tax Total             12,087,560

                                See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust,
November 30, 2006

Municipal Bonds (continued)

                                                                     Par ($)   Value ($)
Tax-Backed (continued)
Special Property Tax - 9.8%
CA Carson Improvement Bond Act    Series 1992,
1915                                7.375% 09/02/22                     35,000    35,333

CA Huntington Beach Community     Series 2001-1,
Facilities District                 6.450% 09/01/31                    750,000   811,537

CA Lincoln Community Facilities   Series 2004,
District No. 2003-1                 5.900% 09/01/24                    455,000   473,236

CA Oakdale Public Financing       Series 2004,
Authority                           5.375% 06/01/33                  1,375,000 1,457,170

CA Orange County Improvement      Phase IV, No. 01-1-B, Series 2003,
Bond Act 1915                       5.750% 09/02/33                    500,000   515,705

CA Placer Unified High School     Series 2000 A, Insured: FGIC
District                            (a) 08/01/19                     1,700,000 1,006,519

CA Redwood City Community         Series 2003 B,
Facilities District No. 1           5.950% 09/01/28                    600,000   633,180

CA Riverside County Public        Series 1997,
Financing Authority                 5.500% 10/01/22                    120,000   122,425

CA Temecula Valley Unified School Series 2003,
District No. 1                      6.125% 09/01/33                    400,000   408,960

FL Celebration Community          Series 2003 A,
Development District                6.400% 05/01/34                    975,000 1,044,771

FL Colonial Country Club          Series 2003,
Community Development District      6.400% 05/01/33                    720,000   777,168

FL Double Branch Community        Series 2002 A,
Development District                6.700% 05/01/34                    680,000   751,822

FL Islands at Doral Southwest     Series 2003,
Community Development District      6.375% 05/01/35                    375,000   403,669

FL Lexington Oaks Community       Series 1998 A,
Development District                6.125% 05/01/19                    345,000   346,546
                                  Series 2000 A,
                                    7.200% 05/01/30                    275,000   282,466
                                  Series 2002 A,
                                    6.700% 05/01/33                    250,000   267,630

FL Orlando                        Series 1998 A:
                                    5.500% 05/01/10                    130,000   132,649
                                   5.800% 05/01/26                     300,000   307,980

FL Seven Oaks Community           Series 2004 A,
Development District II             5.875% 05/01/35                    290,000   301,409
                                  Series 2004 B,
                                    5.000% 05/01/09                    720,000   722,534

See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006

Municipal Bonds (continued)

                                                                          Par ($)   Value ($)
Tax-Backed (continued)
Special Property Tax (continued)
FL Stoneybrook Community             Series 1998 A,
Development District                   6.100% 05/01/19                      275,000    276,249

FL West Villages Improvement         Series 2006,
District                               5.500% 05/01/37                      750,000    762,990

FL Westchester Community             Series 2003,
Development District No.1              6.125% 05/01/35                      425,000    454,631

FL Westridge Community               Series 2005,
Development District                   5.800% 05/01/37                    1,250,000  1,292,250

GA Atlanta                           Series 2005 A, AMT,
                                       5.625% 01/01/16                      600,000    623,418

IL Chicago                           Pilsen Redevelopment, Series 2004 B,
                                       6.750% 06/01/22                      450,000    491,391

IL Du Page County Special Service    Series 2006,
Area No. 31                            5.625% 03/01/36                      250,000    263,455

IL Lincolnshire Special Services     Series 2004,
Area No. 1                             6.250% 03/01/34                      500,000    533,295

IL Plano Special Service Area No. 4  Series 2005 5-B,
                                       6.000% 03/01/35                    2,000,000  2,028,440

IL Volo Village Special Service Area Series 2006 1,
No. 3                                  6.000% 03/01/36                      750,000    773,452

IN Portage                           Series 2006,
                                       5.000% 07/15/23                      300,000    309,231

MI Pontiac Tax Increment Finance     Development Area No. 3, Series 2002,
Authority                              6.375% 06/01/31                      550,000    593,896

MI Taylor Tax Increment Finance      Series 2001, Insured: FSA
Authority                              5.375% 05/01/17                    1,220,000  1,305,144
                                     ------------------------------------ --------- ----------
                                     Special Property Tax Total                     20,510,551

State Appropriated - 2.8%
CA Public Works Board                Series 2004 A,
                                       5.500% 06/01/19                    1,000,000  1,117,400

LA Military Department               Series 2006,
                                       5.000% 08/01/24                    1,500,000  1,576,200

NY Urban Development Corp.           Series 1995,
                                       5.875% 01/01/21                    1,000,000  1,203,990

PR Commonwealth of Puerto Rico       Series 2002 E,
Public Finance Corp.                   6.000% 08/01/26                    1,645,000  2,018,382
                                     ------------------------------------ --------- ----------
                                     State Appropriated Total                        5,915,972

                                See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006

Municipal Bonds (continued)

                                                                                     Par ($)   Value ($)
Tax-Backed (continued)
State General Obligations - 0.2%
CA State                           Series 2003,
                                     5.250% 02/01/23                                   380,000    434,667
                                   ------------------------------------------------- --------- ----------
                                   State General Obligations Total                                434,667
Tax-Backed Total                                                                               56,522,512
Transportation - 7.5%
Air Transportation - 4.0%
CA Los Angeles Regional Airport    LAXfuel Corp., Series 2001, AMT, Insured: AMBAC
                                     5.250% 01/01/23                                   750,000    781,170

CO Denver City & County Airport    United Air Lines, Inc., Series 1992 A,
                                     6.875% 10/01/32                                 1,000,000  1,037,580

FL Capital Trust Agency            Air Cargo-Orlando, Series 2003, AMT,
                                     6.750% 01/01/32                                   500,000    542,935

IN Indianapolis Airport Authority  Series 2004, AMT, GTY AGMT: Federal Express Corp.
                                     5.100% 01/15/17                                   250,000    266,435

NC Charlotte/Douglas International US Airways, Inc.:
Airport                              Series 1998, AMT,
                                     5.600% 07/01/27                                   250,000    252,725
                                    Series 2000, AMT,
                                    7.750% 02/01/28                                    750,000    810,847
NJ Economic Development            Continental Airlines, Inc.:
Authority                            Series 1999, AMT,
                                     6.250% 09/15/29                                   485,000    503,576
                                    Series 2003, AMT,
                                    9.000% 06/01/33                                    750,000    931,770

NY New York City Industrial        American Airlines, Inc., Series 2005, AMT,
Development Agency                   GTY AGMT: AMR Corp.
                                     7.750% 08/01/31                                   500,000    600,965
                                   Terminal One Group Association, Series 2005, AMT,
                                     5.500% 01/01/21                                   750,000    823,582

TX Dallas-Fort Worth International American Airlines, Inc., Series 2000 A, AMT,
Airport                              9.000% 05/01/29                                 1,000,000  1,221,380

TX Houston Industrial Development  United Parcel Service, Series 2002, AMT,
Corp.                                6.000% 03/01/23                                   700,000    745,206
                                   ------------------------------------------------- --------- ----------
                                   Air Transportation Total                                     8,518,171

Airports - 0.1%
GA Augusta Airport                 Series 2005 C, AMT,
                                     5.450% 01/01/31                                   250,000    266,988
                                   ------------------------------------------------- --------- ----------
                                   Airports Total                                                 266,988

Toll Facilities - 2.9%
CO E-470 Public Highway Authority  Series 2000 B, Insured: MBIA
                                     (a) 09/01/18                                    3,000,000  1,851,240

See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006

Municipal Bonds (continued)

                                                                                     Par ($)   Value ($)
Transportation (continued)
Toll Facilities (continued)
CO Northwest Parkway Public        Series 2001 D,
Highway Authority                    7.125% 06/15/41                                 1,250,000  1,308,825

PR Commonwealth of Puerto Rico     Series 2003 AA, Insured: MBIA
Highway & Transportation Authority   5.500% 07/01/18                                   500,000    581,090

VA Richmond Metropolitan           Series 1998, Insured: FGIC
Authority                            5.250% 07/15/22                                 2,000,000  2,316,140
                                   ------------------------------------------------- --------- ----------
                                   Toll Facilities Total                                        6,057,295
Transportation - 0.5%
NV Department of Business &        Las Vegas Monorail Co., Series 2000,
Industry                             7.375% 01/01/40                                 1,000,000  1,023,900
                                   ------------------------------------------------- --------- ----------
                                   Transportation Total                                         1,023,900
Transportation Total                                                                           15,866,354
Utilities - 17.5%
Independent Power Producers - 2.4%
NY Port Authority of New York &    KIAC Partners, Series 1996 IV, AMT,
New Jersey                           6.750% 10/01/11                                 2,000,000  2,029,440

NY Suffolk County Industrial       Nissequogue Cogeneration Partners Facilities,
Development Agency                   Series 1998, AMT,
                                     5.500% 01/01/23                                   550,000    550,385

OR Western Generation Agency       Series 2006 A,
                                     5.000% 01/01/21                                   500,000    519,950

PA Carbon County Industrial        Panther Creek Partners, Series 2000, AMT,
Development Authority                6.650% 05/01/10                                   215,000    225,885

PA Economic Development            Series 1994 A, AMT,
Financing Authority                  6.500% 01/01/13                                 1,000,000  1,018,080

PR Commonwealth of Puerto Rico
Industrial, Tourist, Educational,
Medical & Environmental            AES Project, Series 2000, AMT,
Cogeneration Facilities              6.625% 06/01/26                                   645,000    702,528
                                   ------------------------------------------------- --------- ----------
                                   Independent Power Producers Total                            5,046,268

Investor Owned - 10.6%
AZ Pima County Industrial          Tucson Electric Power Co., Series 1997 A, AMT,
Development Authority                6.100% 09/01/25                                   750,000    752,978

CA Chula Vista Industrial          San Diego Gas & Electric Co., Series 1996 B, AMT,
Development Authority                5.500% 12/01/21                                   625,000    691,969

FL Polk County Industrial          Tampa Electric Co., Series 1996, AMT,
Development Authority                5.850% 12/01/30                                 1,200,000  1,224,972

                                See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006

Municipal Bonds (continued)

                                                                                        Par ($)   Value ($)
Utilities (continued)
Investor Owned (continued)
IL Bryant                         Central Illinois Light Co., Series 1993,
                                    5.900% 08/01/23                                     2,650,000  2,673,320

IN Petersburg                     Indianapolis Power & Light Co., Series 1995,
                                    6.625% 12/01/24                                     1,000,000  1,000,080

LA Calcasieu Parish Industrial    Entergy Gulf States, Inc., Series 1999,
Development Board                   5.450% 07/01/10                                       500,000    500,835

LA West Feliciana Parish          Entergy Gulf States, Inc., Series 1999 B,
                                    6.600% 09/01/28                                       500,000    501,300

MS Business Finance Corp.         Systems Energy Resources, Inc., Series 1998,
                                    5.875% 04/01/22                                     2,000,000  2,006,680

MT Forsyth                        Northwestern Corp., Series 2006, Insured: AMBAC
                                    4.650% 08/01/23                                     1,500,000  1,547,565
                                  Portland General, Series 1998 A,
                                    5.200% 05/01/33                                       300,000    307,518

NH Business Finance Authority     Public Service Co., Series 2006 B, AMT, Insured: MBIA
                                    4.750% 05/01/21                                       250,000    258,520

NV Clark County Industrial        Nevada Power Co., Series 1995 B, AMT,
Development Authority               5.900% 10/01/30                                     1,250,000  1,253,837

OH Air Quality Development        Cleveland Electric Illuminating Co., Series 2002 A,
Authority                           6.000% 12/01/13                                       900,000    924,993

PA Economic Development           Reliant Energy, Inc., Series 2001 A, AMT,
Financing Authority                 6.750% 12/01/36                                       600,000    652,230

TX Brazos River Authority         TXU Energy Co., LLC:
                                    Series 2001 C, AMT,
                                    5.750% 05/01/36                                       280,000    298,178
                                    Series 2003 C, AMT,
                                    6.750% 10/01/38                                       645,000    728,811

VA Pittsylvania County Industrial Virginia Electric & Power Co., Series 1994 A, AMT,
Development Authority               7.450% 01/01/09                                       700,000    708,876

WV Pleasant County                Western Pennsylvania Power Co., Series 1999 E, AMT,
                                    Insured: AMBAC
                                    5.500% 04/01/29                                     4,750,000  4,956,910

WY Campbell County                Black Hills Power, Inc., Series 2004,
                                    5.350% 10/01/24                                     1,250,000  1,318,962
                                  ----------------------------------------------------- --------- ----------
                                  Investor Owned Total                                            22,308,534

Joint Power Authority - 0.4%
NC Eastern Municipal Power        Series 1999 D,
Agency                              6.700% 01/01/19                                       500,000    543,685
                                  Series 2003 F,
                                    5.500% 01/01/16                                       285,000    307,561
                                  ----------------------------------------------------- --------- ----------
                                  Joint Power Authority Total                                        851,246

See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006

Municipal Bonds (continued)

                                                                                  Par ($)   Value ($)
Utilities (continued)
Municipal Electric - 3.2%
PR Commonwealth of Puerto Rico    Series 1998 II, Insured: FSA
Electric Power Authority            5.125% 07/01/26                               2,000,000   2,143,160

WA Chelan County Public Utility   Columbia River Rock Hydroelectric,
District No. 1                      Series 1997, Insured: MBIA
                                    (a) 06/01/14                                  5,000,000   3,729,200

WA Seattle Light & Power          Series 2001, Insured: FSA
                                   5.500% 03/01/17                                  750,000     802,020
                                  ----------------------------------------------- --------- -----------
                                  Municipal Electric Total                                    6,674,380

Water & Sewer - 0.9%
Guam Government Waterworks        Series 2005,
Authority                           5.875% 07/01/35                               1,125,000   1,214,111

MS V Lakes Utility District       Series 1994,
                                    8.250% 07/15/24 (e)                             480,000     373,426

NH Industrial Development         Pennichuck Water Works, Inc., Series 1988, AMT,
Authority                           7.500% 07/01/18                                 375,000     423,776
                                  ----------------------------------------------- --------- -----------
                                  Water & Sewer Total                                         2,011,313
Utilities Total                                                                              36,891,741
                                  Total Municipal Bonds (Cost of $303,734,587)              320,135,545

Municipal Preferred Stocks - 3.1%
Housing - 3.1%
Multi-Family - 3.1%
Charter Mac Equity Issuer Trust   AMT,
                                    6.300% 04/30/19 (f)                           1,000,000   1,130,630
                                  Series 1999, AMT,
                                    6.625% 06/30/09 (f)                           2,000,000   2,105,460

GMAC Municipal Mortgage Trust     AMT,
                                    5.600% 10/31/39 (f)                           1,000,000   1,079,670

Munimae TE Bond Subsidiary LLC    Series 2000 B, AMT,
                                    7.750% 06/30/50 (f)                           2,000,000   2,235,440
                                  ----------------------------------------------- --------- -----------
                                  Multi-Family Total                                          6,551,200
Housing Total                                                                                 6,551,200
                                  Total Municipal Preferred Stocks (Cost of $6,000,000)       6,551,200
                                                                                  Shares
Investment Company - 0.0%

                                  Dreyfus Tax-Exempt Cash Management Fund             5,116       5,116
                                  ----------------------------------------------- --------- -----------
                                  Total Investment Company (Cost of $5,116)                       5,116

                                See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006


                                                                                        Par ($) Value ($)
Short-Term Obligations - 1.3%
Variable Rate Demand Notes(j) - 1.3%
MS Jackson County Pollution        Chevron Corp., Series 1993,
Control                              3.570% 06/01/23                                    300,000      300,000

NE Lancaster County Hospital       Bryanlgh Medical Center, Series 2002, Insured: AMBAC
Authority No. 1                      3.570% 06/01/18                                    600,000      600,000

NY New York City Municipal Water   Series 1992 C, Insured: FGIC
Finance Authority                    3.510% 06/15/22                                    400,000      400,000

TX Harris County Health Facilities Texas Medical Center, Series 2001, Insured: MBIA
Development Corp.                    3.570% 09/01/31                                    100,000      100,000

WI Health & Educational Facilities Gundersen Clinic Ltd., Series 2000 A, Insured: FSA,
Authority                            SPA: Dexia Credit Local
                                     3.570% 12/01/15                                    200,000      200,000

WY Uinta County Pollution Control  Chevron Corp.:
Revenue                              Series 1992,
                                     3.570% 12/01/22                                    700,000      700,000
                                     Series 1993,
                                     3.570% 08/15/20                                    400,000      400,000
                                   ---------------------------------------------------- ------- ------------
                                   Variable Rate Demand Notes Total                                2,700,000

                                   ---------------------------------------------------- ------- ------------
                                   Total Short-Term Obligations (Cost of $2,700,000)               2,700,000

                                   ---------------------------------------------------- ------- ------------
                                   Total Investments - 156.7%
                                    (Cost of $312,439,703)(k)                                    329,391,861

                                   ---------------------------------------------------- ------- ------------
                                   Auction Preferred Shares Plus Cumulative Unpaid
                                    Distributions - (57.1)%                                     (120,016,930)

                                   ---------------------------------------------------- ------- ------------
                                   Other Assets & Liabilities, Net - 0.4%                            772,789

                                   ---------------------------------------------------- ------- ------------
                                   Net Assets - 100.0%                                           210,147,720

                              Notes to Investment Portfolio:
                           (a)Zero coupon bond.
                           (b)Denotes a restricted security, which is subject
                              to registration with the SEC or is required to be exempt from such registration prior to resale. At November 30, 2006, the value of this security represents 0.6% of net assets.

                              Additional information on this restricted security is as follows:

                                                                             Acquisition Acquisition
Security                                                                     Date        Cost
--------                                                                     ----------- -----------
CA Statewide Communities Development Authority, Crossroads School for Arts &
 Sciences, Series 1998, 6.000% 08/01/28                                      08/21/98    $1,230,000

                           (c)Security purchased on a delayed delivery basis.
                           (d)Represents fair value as determined in good faith
                              under procedures approved by the Board of Trustees.
                           (e)The issuer is in default of certain debt
                              covenants. Income is not being accrued. At
                              November 30, 2006, the value of these securities amounted to $991,357, which represents 0.5% of net assets.
                           (f)Security exempt from registration pursuant to
                              Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2006, these securities, which are not illiquid, except for the following, amounted to $10,641,255, which represents 5.1% of net assets.

                                                   Acquisition
Security                                           Date        Par      Cost     Value
--------                                           ----------- ---      ----     -----
Resolution Trust Corp., Pass-Through Certificates,
 Series 1993 A, 8.500% 12/01/16                    08/27/93    $546,075 $556,951 $545,168

See Accompanying Notes to Financial Statements.

Colonial High Income Municipal Trust
November 30, 2006


                           (g)The Trust has been informed that each issuer has
                              placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.
                           (h)A portion of this security with a market value of
                              $3,111,407 is pledged as collateral for open futures contracts.
                           (i)Step bond. This security is currently not paying
                              coupon. Shown parenthetically is the interest rate to be paid and the date the Trust will begin accruing at this rate.
                           (j)Variable rate demand notes. These securities are
                              payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at November 30, 2006.
                           (k)Cost for federal income tax purposes is
                              $312,182,696.
                              At November 30, 2006, the Trust held the following open short futures contracts:

                            Number of             Aggregate   Expiration Unrealized
Type                        Contracts Value       Face Value  Date       Depreciation
----                        --------- -----       ----------  ---------- ------------
10-Year U.S. Treasury Notes 136       $14,849,500 $14,785,308  Mar-2007  $(64,192)

                              At November 30, 2006, the Trust held the following forward swap contract:

                Effective Expiration              Receive Fixed  Variable Unrealized
Notional Amount Date      Date       Counterparty (Pay)   Rate   Rate     Depreciation
--------------- --------- ---------- ------------ ------- -----  -------- ------------
$13,000,000     02/03/07  02/03/27   JPMorgan      (Pay)  3.857% BMA      $(121,266)
                                     Chase Bank                  Index

                              At November 30, 2006, the composition of the Trust by revenue source is as follows:

 Holdings by Revenue Source (Unaudited)                        % of Net Assets
 --------------------------------------                        ---------------
 Health Care                                                         44.7%
 Tax-Backed                                                          26.9
 Other                                                               22.0
 Housing                                                             20.0
 Utilities                                                           17.5
 Transportation                                                       7.5
 Industrials                                                          7.3
 Other Revenue                                                        4.0
 Education                                                            3.0
 Resource Recovery                                                    2.5
                                                                    -----
                                                                    155.4
 Investment Company                                                   0.0*
 Auction Preferred Shares Plus Cumulative Unpaid Distributions      (57.1)
 Short-Term Obligations                                               1.3
 Other Assets & Liabilities, Net                                      0.4
                                                                    -----
                                                                    100.0%
                                                                    =====

                              * Rounds to less than 0.1%.

               Acronym  Name
               -------  ----
               AMBAC    Ambac Assurance Corp.
               AMT      Alternative Minimum Tax
               FGIC     Financial Guaranty Insurance Co.
               FHA      Federal Housing Administration
               FHLMC    Federal Home Loan Mortgage Corp.
               FNMA     Federal National Mortgage Association
               FSA      Financial Security Assurance, Inc.
               GNMA     Government National Mortgage Association
               GTY AGMT Guaranty Agreement
               HFDC     Health Facility Development Corporation
               MBIA     MBIA Insurance Corp.
               PSFG     Permanent School Fund Guarantee
               RAD      Radian Asset Assurance, Inc.
               SPA      Stand-by Purchase Agreement

                                See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities - Colonial High Income Municipal Trust

November 30, 2006

                                                                                                         ($)
Assets                      Investments, at cost                                                     312,439,703
                                                                                                     -----------
                            Investments, at value                                                    329,391,861
                            Cash                                                                          36,850
                            Receivable for interest                                                    5,030,140
                            Deferred Trustees' compensation plan                                          27,817
                            ------------------------------------------------------------------------ -----------
                            Total Assets                                                             334,486,668

Liabilities                 Net unrealized depreciation on swap contracts                                121,266
                            Payable for:
                             Investments purchased on a delayed delivery basis                         2,865,819
                             Futures variation margin                                                     55,250
                             Distributions -- common shares                                              936,967
                             Distributions -- preferred shares                                            16,930
                             Investment advisory fee                                                     200,845
                             Pricing and bookkeeping fees                                                  9,531
                             Trustees' fees                                                                  872
                             Custody fee                                                                     878
                             Audit fee                                                                    34,800
                             Reports to shareholders                                                      55,954
                             Preferred shares remarketing commissions                                      1,234
                             Chief compliance officer expenses                                               758
                            Deferred Trustees' fees                                                       27,817
                            Other liabilities                                                             10,027
                            ------------------------------------------------------------------------ -----------
                            Total Liabilities                                                          4,338,948

                            ------------------------------------------------------------------------ -----------
Auction Preferred Shares    4,800 shares issued and outstanding at $25,000 per share                 120,000,000

                            ------------------------------------------------------------------------ -----------
Composition of Net Assets   Paid-in capital -- common shares                                         256,582,674
Applicable to Common Shares Undistributed net investment income                                          308,165
                            Accumulated net realized loss                                            (63,509,819)
                            Net unrealized appreciation (depreciation) on:
                             Investments                                                              16,952,158
                             Swap contracts                                                             (121,266)
                             Futures contracts                                                           (64,192)
                            ------------------------------------------------------------------------ -----------
                            Net assets at value applicable to 31,232,248 common shares of beneficial
                              interest outstanding                                                   210,147,720

                            ------------------------------------------------------------------------ -----------
                            Net asset value per common share                                                6.73

See Accompanying Notes to Financial Statements.

Statement of Operations - Colonial High Income Municipal Trust

For the Year Ended November 30, 2006

                                                                                              ($)
Investment Income                Interest                                                  19,488,392
                                 Dividends                                                      4,266
                                 -------------------------------------------------------- -----------
                                 Total Investment Income                                   19,492,658

Expenses                         Investment advisory fee                                    2,437,948
                                 Transfer agent fee                                            53,102
                                 Pricing and bookkeeping fees                                  94,187
                                 Trustees' fees                                                21,242
                                 Preferred shares remarketing commissions                     300,343
                                 Custody fee                                                   10,636
                                 Chief compliance officer expenses                              4,778
                                 Other expenses                                               238,040
                                 -------------------------------------------------------- -----------
                                 Total Expenses                                             3,160,276
                                 -------------------------------------------------------- -----------
                                 Custody earnings credit                                       (3,695)
                                 -------------------------------------------------------- -----------
                                 Net Expenses                                               3,156,581
                                 -------------------------------------------------------- -----------
                                 Net Investment Income                                     16,336,077

Net Realized and Unrealized Gain Net realized gain (loss) on:
(Loss) on Investments, Futures    Investments                                             (10,060,487)
Contracts and Swap Contracts      Futures contracts                                           478,419
                                 -------------------------------------------------------- -----------
                                 Net realized loss                                         (9,582,068)

                                 Net change in unrealized appreciation (depreciation) on:
                                  Investments                                              18,068,788
                                  Swap contracts                                             (121,266)
                                  Futures contracts                                           (71,215)
                                 -------------------------------------------------------- -----------
                                  Net change in unrealized appreciation (depreciation)     17,876,307
                                 -------------------------------------------------------- -----------
                                 Net Gain                                                   8,294,239

                                 -------------------------------------------------------- -----------
                                 Net Increase Resulting from Operations                    24,630,316

Less Distributions Declared to
Preferred Shareholders           From net investment income                                (4,016,026)
                                 -------------------------------------------------------- -----------
                                 Net Increase Resulting from Operations Applicable to
                                  Common Shares                                            20,614,290

                                See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets - Colonial High Income Municipal Trust


                                                                                         Year Ended November 30,
Increase (Decrease) in Net Assets                                                       2006 ($)     2005 ($)
Operations                        Net investment income                                  16,336,077   16,604,193
                                  Net realized gain (loss) on investments and futures
                                    contracts                                            (9,582,068)   3,346,659
                                  Net change in unrealized appreciation (depreciation)
                                    on investments, futures contracts and swap
                                    contracts                                            17,876,307     (590,198)
                                  ----------------------------------------------------- -----------  -----------
                                  Net Increase Resulting from Operations                 24,630,316   19,360,654

Less Distributions Declared to
Preferred Shareholders            From net investment income                             (4,016,026)  (2,628,702)
                                  ----------------------------------------------------- -----------  -----------
                                  Increase Resulting from Operations Applicable to
                                   Common Shares                                         20,614,290   16,731,952

Less Distributions Declared to
Common Shareholders               From net investment income:                           (12,546,482) (14,274,618)

Share Transactions                Distributions reinvested                                  413,954      110,419
                                  ----------------------------------------------------- -----------  -----------
                                  Net Increase in Net Assets Applicable to Common
                                   Shares                                                 8,481,762    2,567,753

Net Assets Applicable to
Common Shares                     Beginning of period                                   201,665,958  199,098,205
                                  End of period (including undistributed net investment
                                    income of $308,165 and $572,831, respectively)      210,147,720  201,665,958
                                  ----------------------------------------------------- -----------  -----------

Number of Trust Shares
                                  Common Shares
                                   Issued for distributions reinvested                       63,225       16,963

                                  Outstanding at:
                                   Beginning of period                                   31,169,023   31,152,060
                                   End of period                                         31,232,248   31,169,023
                                  ----------------------------------------------------- -----------  -----------

                                  Preferred Shares
                                   Outstanding at end of period                               4,800        4,800

See Accompanying Notes to Financial Statements.

Financial Highlights - Colonial High Income Municipal Trust

Selected data for a share outstanding throughout each period is as follows (common shares unless otherwise stated):

                                                                                            Year Ended November 30,
                                                                          -----------------------------------------------
                                                                             2006        2005        2004        2003
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $   6.47    $   6.39    $   6.57    $   6.52

Income from Investment Operations:
Net investment income                                                         0.52(a)     0.53(a)     0.52(a)     0.54(a)
Net realized and unrealized gain (loss) on investments, futures contracts
  and swap contracts                                                          0.27        0.09       (0.18)       0.04
                                                                          --------    --------    --------    --------
Total from Investment Operations                                              0.79        0.62        0.34        0.58

Less Common Share Equivalent of Distributions Declared
 to Preferred Shareholders:
From net investment income                                                   (0.13)      (0.08)      (0.04)      (0.04)
                                                                          --------    --------    --------    --------
Total from Investment Operations Applicable to Common Shareholders            0.66        0.54        0.30        0.54

Less Distributions Declared to Common Shareholders:
From net investment income                                                   (0.40)      (0.46)      (0.48)      (0.49)
                                                                          --------    --------    --------    --------

Net Asset Value, End of Period                                            $   6.73    $   6.47    $   6.39    $   6.57
                                                                          --------    --------    --------    --------
Market price per share -- common shares                                   $   6.62    $   6.42    $   6.43    $   6.45
                                                                          --------    --------    --------    --------
Total return -- based on market value -- common shares (b)                    9.63%       7.18%       7.44%      11.17%

Ratios to Average Net Assets/Supplemental Data:
Expenses (c)(d)                                                               1.54%       1.55%       1.58%       1.54%
Net investment income before preferred stock dividend (c)(d)                  7.97%       8.17%       8.04%       8.30%
Net investment income after preferred stock dividend (c)(d)                   6.01%       6.88%       7.39%       7.72%
Portfolio turnover rate                                                         32%         15%         13%         14%
Net assets, end of period (000's) -- common shares                        $210,148    $201,666    $199,098    $204,506

                                                                          ---------
                                                                             2002
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $   6.93

Income from Investment Operations:
Net investment income                                                         0.57(a)
Net realized and unrealized gain (loss) on investments, futures contracts
  and swap contracts                                                         (0.42)
                                                                          --------
Total from Investment Operations                                              0.15

Less Common Share Equivalent of Distributions Declared
 to Preferred Shareholders:
From net investment income                                                   (0.06)
                                                                          --------
Total from Investment Operations Applicable to Common Shareholders            0.09

Less Distributions Declared to Common Shareholders:
From net investment income                                                   (0.50)
                                                                          --------

Net Asset Value, End of Period                                            $   6.52
                                                                          --------
Market price per share -- common shares                                   $   6.26
                                                                          --------
Total return -- based on market value -- common shares (b)                    5.81%

Ratios to Average Net Assets/Supplemental Data:
Expenses (c)(d)                                                               1.49%
Net investment income before preferred stock dividend (c)(d)                  8.36%
Net investment income after preferred stock dividend (c)(d)                   7.53%
Portfolio turnover rate                                                         15%
Net assets, end of period (000's) -- common shares                        $202,765

(a)Per share data was calculated using the average shares outstanding during the period.
(b)Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.
(c)The benefits derived from custody credits had an impact of less than 0.01%.
(d)Ratios reflect average net assets available to common shares only.

                                See Accompanying Notes to Financial Statements.

Asset Coverage Requirements - Colonial High Income Municipal Trust


                                                 Involuntary Average
                                      Asset      Liquidating Market
                      Total Amount    Coverage   Preference  Value
                      Outstanding     Per Share* Per Share   Per Share
         --------------------------------------------------------------
          11/30/06    $120,000,000     $68,781     $25,004    $25,000
          11/30/05     120,000,000     67,014     25,009      25,000
          11/30/04     120,000,000     66,479     25,008      25,000
          11/30/03     120,000,000     67,605     25,003      25,000
          11/30/02     120,000,000     67,243     25,002      25,000
          11/30/01     120,000,000     69,864     25,004      25,000
          11/30/00     120,000,000     69,786     25,009      25,000
          11/30/99 **  120,000,000     73,466     25,021      25,000

* Calculated by subtracting the Trust's total liabilities from the Trust's total assets and dividing the amount by the number of Auction Preferred Shares outstanding.
**On August 26, 1999, the Trust began offering Auction Preferred Shares.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements - Colonial High Income Municipal Trust

November 30, 2006

Note 1. Organization
Colonial High Income Municipal Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, closed-end management investment company.

Investment Goal
The Trust seeks to provide high current income, generally exempt from federal income taxes. The Trust's secondary goal is to seek total return.

Trust Shares
The Trust may issue an unlimited number of common shares. On August 26, 1999, the Trust issued 4,800 Auction Preferred Shares ("APS").

Note 2. Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Security Valuation
Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has recently begun to evaluate the impact the application of SFAS 157 will have on the Trust's financial statement disclosures.

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts
The Trust may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Trust and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying

Colonial High Income Municipal Trust

November 30, 2006

securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Trust's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Trust deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Trust equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Trust recognizes a realized gain or loss when the contract is closed or expires.

Swap Contracts
The Trust may engage in swap transactions such as interest rate and forward swaps, consistent with its investment objective and policies to obtain a desired return at a lower cost than if the Trust had invested directly in the asset that yielded the desired return. Swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Trust's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, the Trust will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Trust will succeed in pursuing contractual remedies. The Trust thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Restricted Securities
Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Trust or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Trust will not incur any registration costs upon such resale.

Delayed Delivery Securities
The Trust may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Trust to subsequently invest at less advantageous prices. The Trust identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

Income Recognition
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

Federal Income Tax Status
The Trust intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Trust intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Trust should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Colonial High Income Municipal Trust

November 30, 2006


Distributions to Shareholders
Distributions to common shareholders are recorded on the ex-date. Distributions to Auction Preferred shareholders are recorded daily and payable at the end of each dividend period. Each dividend payment period for the APS is generally seven days. The applicable dividend rate for the APS on November 30, 2006, was 3.35% for Series T and 3.60% for Series W. For the year ended November 30, 2006, the Trust declared dividends to Auction Preferred shareholders amounting to $4,016,026 representing an average dividend rate of 3.35% per APS.

Indemnification
In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims against the Trust. Also, under the Trust's organizational documents and by contract, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be minimal.

Note 3. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Trust's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2006, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Trust's net assets as follows:

                      Undistributed  Accumulated
                      Net Investment Net Realized Paid-In
                      Income         Loss         Capital
                      $(38,235)      $38,235      $--

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2006 and November 30, 2005 was as follows:

                                              November 30,
                                            2006        2005
                Distributions paid from:
                Tax-Exempt Income        $16,446,102 $16,903,320
                Ordinary Income *            116,406          --
                Long-Term Capital Gains           --          --

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed
                   Tax-Exempt    Long-term     Net Unrealized
                   Income        Capital Gains Appreciation*
                   $1,571,770    $--           $17,209,165

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at November 30, 2006, based on cost of investments for federal income tax purposes, was:

                    Unrealized appreciation     $22,844,131
                    Unrealized depreciation      (5,634,966)
                    Net unrealized appreciation $17,209,165

The following capital loss carryforwards, determined as of November 30, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue
Code:

                  Year of Expiration Capital Loss Carryforward
                  2007               $ 3,941,668
                  2008                14,340,573
                  2009                 4,198,716
                  2010                12,980,738
                  2011                 4,761,736
                  2012                 4,055,363
                  2014                 9,352,747
                  Total              $53,631,541

Colonial High Income Municipal Trust

November 30, 2006


Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of November 30, 2006, post-October capital losses of $893,924 attributed to security transactions were deferred to December 1, 2006.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption.
This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management has recently begun to evaluate the application of this Interpretation to the Trust and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Trust's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee
Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Trust and provides administrative and other services. Columbia receives a monthly investment advisory fee at the annual rate of 0.75% of the Trust's average weekly net assets, including assets applicable to the APS.

Pricing and Bookkeeping Fees
Columbia is responsible for providing pricing and bookkeeping services to the Trust under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain functions to State Street Bank & Trust Company ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) are paid to State Street.

Under its pricing and bookkeeping agreement with the Trust, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee (exclusive of out-of-pocket expenses and charges) shall not exceed $140,000.

The Trust also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Trust's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended November 30, 2006, the effective pricing and bookkeeping fee rate for the Trust, inclusive of out-of-pocket expenses, was 0.029% of the Trust's average daily net assets.

Custody Credits
The Trust has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees
All officers of the Trust, with the exception of the Trust's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Trust. The Board of Trustees has appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Trust, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Trust's expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Trust's assets.

Other
Columbia provides certain services to the Trust related to Sarbanes-Oxley compliance. For the year ended November 30, 2006, the Trust paid $2,550 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Colonial High Income Municipal Trust

November 30, 2006


Note 5. Portfolio Information
For the year ended November 30, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $118,009,492 and $101,244,972, respectively.

Note 6. Preferred Shares
The Trust currently has outstanding 4,800 APS (2,400 shares each of Series T and W). The APS have a liquidation preference of $25,000 per APS plus accumulated but unpaid dividends and have certain class specific preferences over the common shares. The dividend rate on the APS is set, typically every seven days, through an auction process. Dividends on the APS are cumulative. Each holder of the APS is entitled to one vote per APS. Unless otherwise required by law or under the terms of the bylaws, each holder of APS has the same voting rights as common shareholders and will vote together with common shareholders as a single class. The holders of APS, voting as a separate class, have the right to: (a) elect at least two Trustees, (b) elect a majority of the Trustees at any time when dividends on the APS are due and unpaid for two full years, and (c) vote on certain matters affecting the rights of the APS.

Under the Act, the Trust is required to maintain asset coverage of at least 200% with respect to the APS as of the last business day of each month in which any APS are outstanding. Additionally, the Trust is required to meet more stringent asset coverage requirements under the terms of the APS agreement and in accordance with the guidelines prescribed by the APS' rating agencies. Should these requirements not be met, or should dividends accrued on the APS not be paid, the Trust may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain APS. At November 30, 2006, there were no such restrictions on the Trust.

Note 7. Disclosure of Significant Risks and Contingencies

Concentration of Credit Risk
The Trust holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Trust's insurers is rated Aaa by Moody's Investor Services, Inc. ("Moody's") or rated AAA by Standard & Poor's except for Radian Asset Assurance, Inc., which is rated Aa3 and AA by Moody's and Standard & Poor's, respectively. At November 30, 2006, investments supported by private insurers that represent greater than 5% of the total investments of the Trust were as follows:

                                             % of Total
                       Insurer               Investments
                       Ambac Assurance Corp.     6.7%

Geographic Concentration

The Trust has greater than 5% of its total investments at November 30, 2006 invested in debt obligations issued by the states of California, Colorado, Florida, Illinois, and Pennsylvania, and their respective political subdivisions, agencies and public authorities. The Trust is more susceptible to economic and political factors adversely affecting issuers of the specific state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

High-Yield Securities
Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Industry Focus
The Trust may focus its investments in certain industries, subjecting it to greater risk than a trust that is more diversified.

Legal Proceedings
On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and

Colonial High Income Municipal Trust

November 30, 2006

Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, the market price of trust shares could decline.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-

Colonial High Income Municipal Trust

November 30, 2006

related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

Report of Independent Registered Public Accounting Firm


To the Trustees and the Shareholders of Colonial High Income Municipal Trust
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial High Income Municipal Trust (the "Trust") at November 30, 2006, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 25, 2007

Unaudited Information - Colonial High Income Municipal Trust


Federal Income Tax Information
99.30% of distributions from net investment income will be treated as exempt income for federal income tax purposes.

For the calendar year ended December 31, 2006, 22.62% of distributions from net investment income is subject to the alternative minimum tax.

Dividend Reinvestment Plan - Colonial High Income Municipal Trust


Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by Computershare (the "Plan Agent"), as agent under the Trust's Dividend Reinvestment Plan (the "Plan"). Pursuant to the Plan, the provisions of which are described below, shareholders not making such an election will receive all such amounts in cash paid by check mailed directly to the shareholder by the Plan Agent, as the dividend paying agent.

If the Trustees of the Trust declare a dividend or determine to make a capital gain distribution payable either in shares of the Trust or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of the Trust. If the market price of the shares on the payment date for the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares of the Trust at the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of Trust shares at such time, or if the Trust declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for Plan participants, buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Trust's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Trust. In circumstances in which the net asset value of Trust shares is more than 5% below their market price, participants in the Plan will be issued shares through the Plan at a price exceeding net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to the participant's account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. A shareholder's notice of election to participate in or withdraw from the Plan must be received by the Plan Agent before the record date for a dividend in order to be given effect with respect to that dividend.

In the case of shareholders such as banks, brokers or nominees holding shares for others who are the beneficial owners of those shares, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder of record as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to Plan participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. There will be no brokerage charges with respect to shares issued directly by the Trust as a result of dividends or distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax that may be payable on such dividends or distributions.

The Plan may be amended or terminated on 30 days written notice to Plan participants. Contact the Plan Agent for more information regarding the Plan. All correspondence concerning the Plan should be directed to Computershare by mail at P.O. Box 43010, Providence, RI 02940-3010, or by phone at 1-800-730-6001.

Fund Governance - Colonial High Income Municipal Trust


The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

  Independent Trustees

Name, address and year of birth,    Principal occupation(s) during past five years, Number
Position with Funds, Year first     of portfolios in Columbia Funds Complex overseen by
elected or appointed to office/(1)/ Trustee, Other directorships held

 Douglas A. Hacker (Born 1955)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            Independent business executive since May, 2006;
 Advisors, LLC                      Executive Vice President-Strategy of United Airlines
 One Financial Center               (airline) from December, 2002 to May, 2006; President
 Boston, MA 02111                   of UAL Loyalty Services (airline marketing company)
 Trustee (since 1996)               from September, 2001 to December, 2002; Executive Vice
                                    President and Chief Financial Officer of United
                                    Airlines from July, 1999 to September, 2001. Oversees
                                    81, Nash Finch Company (food distributor); Aircastle
                                    Limited (aircraft leasing)

 Janet Langford Kelly (Born 1957)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            Deputy General Counsel-Corporate Legal Services,
 Advisors, LLC                      ConocoPhillips (integrated petroleum company) since
 One Financial Center               August, 2006; Partner, Zelle, Hofmann, Voelbel, Mason&
 Boston, MA 02111                   Gette LLP (law firm) from March, 2005 to July,
 Trustee (since 1996)               2006;Adjunct Professor of Law, Northwestern
                                    University, from September, 2004 to June, 2006,
                                    Director, UAL Corporation (airline) from February,
                                    2006 to July, 2006; Chief Administrative Officer and
                                    Senior Vice President, Kmart Holding Corporation
                                    (consumer goods), from September, 2003 to March, 2004;
                                    Executive Vice President-Corporate Development and
                                    Administration, General Counsel and Secretary, Kellogg
                                    Company (food manufacturer), from September, 1999 to
                                    August, 2003. Oversees 81, None

 Richard W. Lowry (Born 1936)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            Private Investor since August, 1987 (formerly Chairman
 Advisors, LLC                      and Chief Executive Officer, U.S. Plywood Corporation
 One Financial Center               (building products manufacturer) until 1987). Oversees
 Boston, MA 02111                   81, None
 Trustee (since 1995)

 Charles R. Nelson (Born 1943)
-------------------------------------------------------------------------------------------
 c/o Columbia Management            Professor of Economics, University of Washington,
 Advisors, LLC                      since January, 1976; Ford and Louisa Van Voorhis
 One Financial Center               Professor of Political Economy, University of
 Boston, MA 02111                   Washington, since September, 1993; Director, Institute
 Trustee (since 1981)               for Economic Research, University of Washington from
                                    September, 2001 to June, 2003; Adjunct Professor of
                                    Statistics, University of Washington, since September,
                                    1980; Associate Editor, Journal of Money Credit and
                                    Banking, since September, 1993; Consultant on
                                    econometric and statistical matters. Oversees 81, None

/(1)/In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

Fund Governance (continued) - Colonial High Income Municipal Trust


Name, address and year of birth,    Principal occupation(s) during past five years, Number
Position with Funds, Year first     of portfolios in Columbia Funds Complex overseen by
elected or appointed to office/(1)/ Trustee, Other directorships held

John J. Neuhauser (Born 1942)
-------------------------------------------------------------------------------------------
c/o Columbia Management             University Professor, Boston College since November,
Advisors, LLC                       2005; Academic Vice President and Dean of Faculties,
One Financial Center                Boston College from August, 1999 to October, 2005.
Boston, MA 02111                    Oversees 81, None
Trustee (since 1985)

Patrick J. Simpson (Born 1944)
-------------------------------------------------------------------------------------------
c/o Columbia Management             Partner, Perkins Coie LLP (law firm). Oversees 81, None
Advisors, LLC
One Financial Center
Boston, MA 02111
Trustee (since 2000)

Thomas E. Stitzel (Born 1936)
-------------------------------------------------------------------------------------------
c/o Columbia Management             Business Consultant since 1999; Chartered Financial
Advisors, LLC One Financial Center  Analyst. Oversees 81, None
Boston, MA 02111
Trustee (since 1998)

Thomas C. Theobald (Born 1937)
-------------------------------------------------------------------------------------------
c/o Columbia Management             Partner and Senior Advisor, Chicago Growth Partners
Advisors, LLC                       (private equity investing) since September, 2004;
One Financial Center                Managing Director, William Blair Capital Partners
Boston, MA 02111                    (private equity investing) from September, 1994 to
Trustee and Chairman of the         September, 2004. Oversees 81, Anixter International
Board/(2)/ (since 1996)             (network support equipment distributor); Ventas, Inc.
                                    (real estate investment trust); Jones Lang LaSalle
                                    (real estate management services); Ambac Financial
                                    Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
-------------------------------------------------------------------------------------------
c/o Columbia Management             Retired since 1997 (formerly General Manager, Global
Advisors, LLC                       Education Industry, IBM Corporation (computer and
One Financial Center                technology) from 1994 to 1997). Oversees 81, None
Boston, MA 02111
Trustee (since 1998)

  Interested Trustee


William E. Mayer (Born 1940)
------------------------------------------------------------------------------------
c/o Columbia Management      Partner, Park Avenue Equity Partners (private equity)
Advisors, LLC                since February, 1999; Dean and Professor, College of
One Financial Center         Business, University of Maryland, 1992 to 1997.
Boston, MA 02111             Oversees 81, Lee Enterprises (print media), WR
Trustee/(3)/ (since 1994)    Hambrecht + Co. (financial service provider); Reader's
                             Digest (publishing)

/(2)/Mr. Theobald was appointed as Chairman of the Board effective December 10,
     2003.
/(3)/Mr. Mayer is an "interested person" (as defined in the Investment Company
     Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht +
     Co.

Fund Governance (continued) - Colonial High Income Municipal Trust


The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

  Officers

Name, address and year of birth,     Principal occupation(s) during past five years
Position with Columbia Funds, year
first elected or appointed to office

Christopher L. Wilson (Born 1957)
--------------------------------------------------------------------------------------------
One Financial Center                 Head of Mutual Funds since August, 2004 and Managing
Boston, MA 02111                     Director of Columbia Management Advisors, LLC ("the
President (since 2004)               Advisor") since September, 2005; President and Chief
                                     Executive Officer, CDC IXIS Asset Management Services,
                                     Inc. (investment management) from September, 1998 to
                                     August, 2004.

James R. Bordewick, Jr. (Born 1959)
--------------------------------------------------------------------------------------------
One Financial Center                 Associate General Counsel, Bank of America since
Boston, MA 02111                     April, 2005; Senior Vice President and Associate
Senior Vice President, Secretary     General Counsel, MFS Investment Management (investment
and Chief Legal Officer (since 2006) management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
--------------------------------------------------------------------------------------------
One Financial Center                 Managing Director of the Advisor since February, 1998.
Boston, MA 02111
Senior Vice President, Chief
Financial Officer and Treasurer
(since 2000)

Linda J. Wondrack (Born 1964)
--------------------------------------------------------------------------------------------
One Financial Center                 Director (Columbia Management Group LLC and Investment
Boston, MA 02111                     Product Group Compliance), Bank of America since June
Senior Vice President, Chief         2005; Director of Corporate Compliance and Conflicts
Compliance Officer (since 2007)      Officer, MFS Investment Management (investment
                                     management), August 2004 to May 2005; Managing
                                     Director, Deutsche Asset Management (investment
                                     management) prior to August 2004.

Michael G. Clarke (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Managing Director of the Advisor
Chief Accounting Officer and         September, 2004 to December, 2005; Vice President Fund
Assistant Treasurer (since 2004)     Administration of the Advisor June, 2002 to September,
                                     2004. Vice President Product Strategy and Development
                                     of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Fund Controller of the Advisor from
Deputy Treasurer (since 2006)        October 2004 to January 2006; Vice President of CDC
                                     IXIS Asset Management Services, Inc. (investment
                                     management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)
--------------------------------------------------------------------------------------------
One Financial Center                 Director of Fund Administration of the Advisor since
Boston, MA 02111                     January, 2006; Head of Tax/Compliance and Assistant
Deputy Treasurer (since 2006)        Treasurer of the Advisor from November, 2004 to
                                     December, 2005; Director of Trustee Administration
                                     (Sarbanes-Oxley) of the Advisor from May, 2003 to
                                     October, 2004; Senior Audit Manager,
                                     PricewaterhouseCoopers (independent registered public
                                     accounting firm) from July, 2000 to April, 2003.

Fund Governance (continued) - Colonial High Income Municipal Trust


Name, address and year of birth,     Principal occupation(s) during past five years
Position with Columbia Funds, year
first elected or appointed to office

   Ty S. Edwards (Born 1966)
--------------------------------------------------------------------------------------------
   One Financial Center              Director of Fund Administration of the Advisor since
   Boston, MA 02111                  January, 2006; Vice President of the Advisor from
   Deputy Treasurer (since 2006)     July, 2002 to December, 2005; Assistant Vice president
                                     and Director, State Street Corporation (financial
                                     services) prior to 2002.

   Barry S. Vallan (Born 1969)
--------------------------------------------------------------------------------------------
   One Financial Center              Vice President-Fund Treasury of the Advisor since
   Boston, MA 02111                  October, 2004; Vice President- Trustee Reporting of
   Controller (since 2006)           the Advisor from April, 2002 to October, 2004;
                                     Management Consultant, PricewaterhouseCoopers
                                     (independent registered public accounting firm) prior
                                     to October, 2002.

Board Consideration and Approval of Investment Advisory Agreements


The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools,
(vii) the allocation of the funds' brokerage, if any, and the use of "soft" commission dollars to pay for research products and services, (vii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2006 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September and October, 2006. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that the fund was proposed to be reorganized into another fund, and that such reorganization would result in a reduction in fund expenses.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third party) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

.. the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

.. the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

.. so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

.. the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2007.

Summary of Management Fee Evaluation by Independent Fee Consultant

INDEPENDENT FEE CONSULTANT'S EVALUATION OF THE PROCESS BY WHICH MANAGEMENT FEES ARE NEGOTIATED FOR THE COLUMBIA MUTUAL FUNDS OVERSEEN BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance between the Office of Attorney General of New York State and Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. October 11, 2006

  I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc./1/ ("CFD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Fund" and together with all such funds or a group of such funds as the "Funds") only if the Independent Members of the Fund's Board of Trustees (such Independent Members of the Fund's Board together with the other members of the Fund's Board, referred to as the "Trustees") appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

On September 14, 2006, the Independent Members of the Funds' Boards retained me as IFC for the Funds. In this capacity, I have prepared the second annual written evaluation of the fee negotiation process. I am successor to the first IFC, Erik Sirri, who prepared the annual evaluation in 2005 and who contributed to the second annual written evaluation until his resignation as IFC in August 2006 to become Director of the Division of Market Regulation at the U.S. Securities and Exchange Commission./2/

A. Role of the Independent Fee Consultant
The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." In this role, the IFC does not replace the Trustees in negotiating management fees with CMA, and the IFC does not substitute his or her judgment for that of the Trustees about the reasonableness of proposed fees. As the AOD states, CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant."

B. Elements Involved in Managing the Fee Negotiation Process
Managing the fee negotiation process has three elements. One involves reviewing the information provided by CMG to the Trustees for evaluating the proposed management fees and augmenting that information, as necessary, with additional information from CMG or other sources and with further analyses of the information and data. The second element involves reviewing the information and analysis relative to at least the following six factors set forth in the AOD:

1.The nature and quality of CMA's services, including the Fund's performance;

2.Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.Possible economies of scale as the Fund grows larger;

/1/CMA and CFD are subsidiaries of Columbia Management Group, Inc. ("CMG"), which also is the parent of Columbia Management Services, Inc. ("CFS"), the Funds' transfer agent. Before the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC, which was renamed Columbia Management Advisors, LLC and which carries on the business of CMA. CFD also has been renamed Columbia Management Distributors, Inc.
/2/I am an independent economic consultant. From August 2005 until August 2006, I provided support to Mr. Sirri as an independent consultant. From 1994 to 2004, I was Chief Economist at the Investment Company Institute. Earlier, I was Section Chief and Assistant Director at the Federal Reserve Board and Professor of Economics at Oklahoma State University. I have no material relationship with Bank of America or CMG, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. To assist me with the report, I engaged NERA Economic Consulting, an independent consulting firm that has had extensive experience in the mutual fund industry. I also have

4.Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.Profit margins of CMA and its affiliates from supplying such services.
  retained Willkie Farr & Gallagher LLP as counsel to advise me in connection with the report.

The final element involves providing the Trustees with a written evaluation of the above factors as they relate to the fee negotiation process.

C. Organization of the Annual Evaluation
The 2006 annual evaluation focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In each section, the discussion of the factor considers and analyzes the available data and other information as they bear upon the fee negotiation process. If appropriate, the discussion in the section may point out certain aspects of the proposed fees that may warrant particular attention from the Trustees. The discussion also may suggest other data, information, and approaches that the Trustees might consider incorporating into the fee negotiation process in future years.

In addition to a discussion of the six factors, the report reviews the status of recommendations made in the 2005 IFC evaluation. The 2006 report also summarizes the findings with regard to the six factors and contains a summary of recommendations for possible enhancements to the process.

  II. Status of 2005 Recommendations

The 2005 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and includes my assessment of the response to the recommendations.

1.Recommendation: Trustees should consider requesting more analytical work from CMG in the preparation of future 15(c) materials.

 Status: CMG has provided additional analyses to the Trustees on economies of scale, a comparative analysis of institutional and retail management fees, management fee breakpoints, risk-adjusted performance, fee waivers and expense reimbursements, and CMG's costs and profitability.

2.Recommendation: Trustees may wish to consider whether CMG should continue expanding the use of Morningstar or other third party data to supplement CMG's fee and performance analysis that is now based primarily on Lipper reports.

 Status: CMG has used data from Morningstar Inc. to compare with data from Lipper Inc. ("Lipper") in performing the Trustees' screening procedures.

3.Recommendation: Trustees should consider whether...the fund-by-fund screen...should place comparable emphasis on both basis point and quintile information in their evaluation of the funds...Also, the Trustees should consider incorporating sequences of one-year performance into a fund-by-fund screen.

 Status: CMG has not provided Trustees with results of the screening process using percentiles. CMG has provided Trustees with information on the changes in performance and expenses between 2005 and 2006 and data on oneyear returns.

4.Recommendation: Given the volatility of fund performance, the Trustees may want to consider whether a better method exists than th[e] fee waiver process to deal with fund underperformance.

 Status: It is my understanding that the Trustees have determined to address fund underperformance not only through fee waivers and expense caps but also through discussions with CMG regarding the sources of underperformance. CMG has provided Trustees with an analysis of the relationship between breakpoints, expense reimbursements, and fee waivers.

5.Recommendation: [Seventy-one] percent of funds [have] yet to reach their first management fee breakpoint...Trustees may wish to consider whether the results of my ongoing economies-of-scale work affects the underlying economic assumptions reflected in the existing breakpoint schedules.

 Status: CMG has prepared a memo for the Trustees discussing its views on the nature and sharing of potential economies of scale. The memo discuses CMG's view that economies of scale arise at the complex level rather than the fund level. The memo also describes steps, including the introduction of breakpoints, taken to share economies of scale with shareholders. CMG's analysis, however, does not discuss specific sources of economies of scale and does not link breakpoints to economies of scale that might be realized as the Funds' assets increase.

6.Recommendation: Trustees should continue working with management to address issues of funds that demonstrate consistent or significant underperformance even if the fee levels for the funds are low.

 Status: Trustees monitor performance on an ongoing basis.

  III. Findings

A. General

1.Based upon my examination of the available information and the six factors, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for the Funds. CMG has provided the Trustees with relevant materials on the six factors through the 15(c) contract renewal process and in materials prepared for review at Board and Committee meetings.

2.In my view, the process by which the proposed management fees of the Funds have been negotiated in 2006 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including
Performance
3.The performance of the Funds has been relatively strong, especially that of fixed-income Funds. For each of the 1-, 3-, 5- and 10-year performance periods, over 60 percent of the funds have ranked in the top three performance quintiles.

4.The performance of the equity Funds overall, though less concentrated in the top two quintiles than the fixed-income Funds, improved in 2006 relative to that in 2005. The fixedincome funds maintained the relatively high performance level of 2005 in 2006.

5.The Funds' overall performance adjusted for risk was significantly stronger than performance unadjusted for risk. Domestic and international equity funds, in particular, moved to higher relative performance rankings after adjusting for risk.

6.The procedure used to construct the performance universe in which each Fund's performance is ranked relative to comparable funds may bias a Fund's ranking upward within that universe. The bias occurs because the performance ranking procedure includes all share classes of multi-class funds in the universe and because the procedure ranks either no-load or A share classes of the Funds. No-load and A share classes generally have lower total expenses than B and C shares (owing to B and C shares having higher distribution/service fees) and thus, given all else, would outperform many of B and C share classes included in the universe. A preliminary analysis that adjusts for the bias results in a downward movement in the relative performance for the Funds but does not change the general finding that the Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other
Mutual Fund Companies
7.The Funds' management fees and total expenses are generally low relative to those of their peers. At least 56 percent of the Funds are in the first or second quintiles with the lowest fees and expenses and nearly three-fourths or more in the first three quintiles. Equity Funds are more highly concentrated in the first three quintiles than fixedincome Funds.

8.The fee and expense rankings as whole are similar to those in 2005 in that the majority of funds are ranked in the top quintiles. Nonetheless, a number of individual funds experienced a change in ranking between 2005 and 2006. This fund-level instability may reflect sensitivity of rankings to the composition of the comparison groups, as the membership of the peer groups typically changed substantially between the two years.

9.The Liberty Money Market Fund VS appears to have a higher management fee structure than that of other Columbia money market funds of comparable asset size.

D. Trustees' Fee and Performance Evaluation Process
10.The Trustees' evaluation process identified 21 funds in 2006 for further review based upon their relative performance or expenses. Seventeen of these funds had been subject to review in 2004 or 2005.

E. Potential Economies of Scale
11.CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation. These measures, although of significant benefit to shareholders, have not been directly linked in the memo to the existence, sources, and magnitude of economies of scale.

F. Management Fees Charged to Institutional Clients
12.CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. Based upon the information, institutional fees are generally lower than the Funds' management fees. This pattern is consistent with the economics of the two financial products. Data are not available, however, on actual institutional fees at other money managers. Thus, it is not possible to determine the extent to which differences between the Funds' management fees and institutional fees are consistent with those seen generally in the marketplace.

G. Revenues, Expenses, and Profits
13.The financial statements and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

  IV. Recommendations

A. Performance
1.Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

2.Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

B. Economies of Scale
3.Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

C. Institutional Fees
4.Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

D. Profitability
5.Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

6.Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

7.Trustees may wish to consider the treatment of the revenue sharing with the Private Bank of Bank of America in their review of CMG's profitability.

Respectfully submitted,
John D. Rea

APPENDIX

SOURCES OF INFORMATION USED IN THE EVALUATION

The following list generally describes the sources and types of information that were used in preparing this report.
1.Performance, management fees, and expense ratios for the Funds and comparable funds from other fund complexes from Lipper and CMG. The sources of this information were CMG and Lipper;

2.CMG's expenses and profitability obtained directly from CMG;

3.Information on CMG's organizational structure;

4.Profitability of publicly traded asset managers from Lipper;

5.Interviews with CMG staff, including members of senior management, legal staff, heads of affiliates, portfolio managers, and financial personnel;

6.Documents prepared by CMG for Section 15(c) contract renewals in 2005 and 2006;

7.Academic research papers, industry publications, professional materials on mutual fund operations and profitability, and SEC releases and studies of mutual fund expenses

8.Interviews with and documents prepared by Ernst & Young LLP in its review of the Private Bank Revenue Sharing Agreement;

9.Discussions with Trustees and attendance at Board and committee meetings during which matters pertaining to the evaluation were considered.

In addition, I engaged NERA Economic Consulting ("NERA") to assist me in data management and analysis. NERA has extensive experience in the mutual fund industry that provides unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained attorneys in the Washington, D.C. office of Willkie Farr & Gallagher LLP as outside counsel to advise me in connection with my evaluation.

Finally, meetings and discussions with CMG staff were informative. My participation in Board and committee meetings in which Trustees and CMG management discussed issues relating to management contracts were of great benefit to the preparation of the evaluation.

Important Information About This Report

Colonial High Income Municipal Trust

  Transfer Agent

  Computershare
  P.O. Box 43010
  Providence, RI 02940-3010

The trust mails one shareholder report to each shareholder address. Shareholders can order additional reports by calling 800-730-6001. In addition, representatives at that number can provide shareholders information about the trust.

Financial advisors who want additional information about the trust may speak to a representative at 800-426-3750.

A description of the trust's proxy voting policies and procedures is available
(i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-730-6001. Information regarding how the trust voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the trust voted proxies relating to portfolio securities is also available at www.columbiamanagement.com.

The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Annual Certifications--As required, on June 21, 2006, the trust submitted to the New York Stock Exchange ("NYSE") the annual certification of the trust's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The trust also has included the certifications of the trust's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the trust's Form N-CSR filed with the Securities and Exchange Commission for the annual period.

This report has been prepared for shareholders of Colonial High Income Municipal Trust.

                                    [GRAPHIC]


COLONIAL HIGH INCOME MUNICIPAL TRUST
                                                                  ANNUAL REPORT

                                            SHC-42/115616-1106 (01/07) 07/33039

Item 2. Code of Ethics.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) The registrant's Board adopted, effective January 3, 2006, a revised code of ethics described in 2(a) above. This revised code of ethics, which is attached as an exhibit hereto, does not differ materially from the code of ethics in effect for the year ended November 30, 2005.

     (c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                      $32,000                   $29,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                      $13,700                   $13,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2006 and 2005, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports and rating agency reviews.

During the fiscal years ended November 30, 2006 and November 30, 2005, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                       $3,800                    $3,100

Tax Fees consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended November 30, 2006 and November 30, 2005, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                         $0                        $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                      $505,500                  $255,500

In both fiscal years 2006 and 2005, All Other Fees include internal control reviews of the registrant's investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant ("Adviser Affiliates"), if the engagement relates directly to the operations and financial reporting of the registrant.

   The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services ("Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively "Fund Services"); (ii) non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively "Fund-related Adviser Services"); and
(iii) certain other audit and non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the "de minimis" requirements set forth under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

   Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

   The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

                                     *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended November 30, 2006 and November 30, 2005 was zero.

(f)Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2006 and November 30, 2005 are approximately as follows:

                        2006                      2005
                        ----                      ----
                      $523,000                  $271,800

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville are each independent trustees and collectively constitute the entire Audit Committee.

Item 6. Schedule of Investments

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to Columbia Management Advisors, LLC (the "Advisor") the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor may also address potential material conflicts of interest by delegating the proxy to an independent third party voting agent.

The Advisor's Proxy Committee is composed of representatives of the Advisor's investment management team, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, at least annually, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained a third party vendor to implement its proxy voting process. The vendor provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER

MAUREEN G. NEWMAN, a senior vice president of Columbia Management Advisors, LLC, is the manager for the Fund and has managed the Fund since August 1998. Ms. Newman has been associated with Columbia Management Advisors, LLC or its predecessors since May 1996.

(2) OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Fund's portfolio manager managed as of the Fund's fiscal year-end.

                        Other SEC-
                   registered open-end     Other pooled
                   and closed-end funds  investment vehicles     Other accounts
                  ---------------------- ------------------- ----------------------
                  Number of              Number of           Number of
Portfolio Manager accounts     Assets    accounts    Assets  accounts     Assets
----------------- --------- ------------ ---------   ------  --------- ------------
Maureen G. Newman     3     $1.2 billion     0         $0       10     $3.7 million

None of these accounts are subject to an advisory fee that is based on the performance of the account.

POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS

Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Columbia Management Advisors, LLC believes are faced by investment professionals at most major financial firms. Columbia Management Advisors, LLC and the Trustees of the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

    . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

    . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

    . The trading of other accounts could be used to benefit higher-fee accounts (front-running).

    . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Columbia Management Advisors, LLC's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, Columbia Management Advisors, LLC 's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold -- for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Columbia Management Advisors, LLC and the Funds' Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Columbia Management Advisors, LLC or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at Columbia Management Advisors, LLC, including the Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Columbia Management Advisors, LLC and the Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

(3) COMPENSATION

As of the Fund's most recent fiscal year end, the portfolio manager received all of her compensation from Columbia Management Advisors, LLC and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia Management Advisors, LLC generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing the manager's three- and five-year performance. Columbia Management Advisors, LLC may also consider the portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

 Portfolio Manager         Performance Benchmark     Peer Group
 -----------------         ------------------------  ------------------------
 Maureen G. Newman         Lehman Municipal Bond     Lipper High Yield
                           Index                     Municipal Debt Funds

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia Management Advisors, LLC 's profitability for the year, which is influenced by assets under management.

(4) OWNERSHIP OF SECURITIES

The table below shows the dollar ranges of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio manager listed above at the end of the Fund's most recent fiscal year:

                  Dollar Range of Equity Securities in the Fund
Portfolio Manager Beneficially Owned
----------------- ---------------------------------------------
Maureen G. Newman None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                  Registrant Purchases of Equity Securities*

                                                          (c)
                                                    Total Number of            (d)
                              (a)         (b)     Shares Purchased as   Maximum Number of
                          Total Number  Average    Part of Publicly    Shares that May Yet
                           of Shares   Price Paid Announced Plans or   Be Purchased Under
Period                     Purchased   Per Share       Programs       the Plans or Programs
------                    ------------ ---------- ------------------- ---------------------
06/01/06 through 06/30/06         0      $0.00               0                 N/A
07/01/06 through 07/31/06         0      $0.00               0                 N/A
08/01/06 through 08/31/06         0      $0.00               0                 N/A
09/01/06 through 09/30/06     5,713      $6.48           5,713                 N/A
10/01/06 through 10/31/06     5,758      $6.36           5,758                 N/A
11/01/06 through 11/30/06     5,617      $6.67           5,617                 N/A
                             ------      -----          ------                 ---
Total                        17,088      $6.50          17,088                 N/A
                             ------      -----          ------                 ---

* Includes shares purchased by the Dividend Reinvestment Agent pursuant to the Registrant's Dividend Reinvestment Plan.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There was no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)             Colonial High Income Municipal Trust
                         ------------------------------------

By (Signature and Title) /s/ Christopher L. Wilson
                         ------------------------------------
                         Christopher L. Wilson, President

Date                     January 25, 2007
                         ------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Christopher L. Wilson
                         ------------------------------------
                         Christopher L. Wilson, President

Date                     January 25, 2007
                         ------------------------------------

By (Signature and Title) /s/ J. Kevin Connaughton
                         ------------------------------------
                         J. Kevin Connaughton, Treasurer

Date                     January 25, 2007
                         ------------------------------------